Validus Holdings, Ltd.
Investor Financial Supplement – Fourth Quarter 2016
February 2, 2017

29 Richmond Road
Pembroke, HM 08 Bermuda
Telephone: (441) 278-9000
Facsimile: (441) 278-9090
Website: www.validusholdings.com
Mailing address: Suite 1790 48 Par-la-Ville Road
Hamilton, HM 11 Bermuda

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Validus Holdings, Ltd.
Explanatory Notes

Basis of Presentation

•
All financial information contained herein is unaudited however, certain information relating to the years ended December 31, 2015 and 2014 is derived from or agrees to audited financial information. Unless otherwise noted, dollar amounts are in thousands of U.S. dollars, except for share and per share amounts and ratio information. Certain amounts in prior periods have been reclassified to conform to current period presentation.

•
During the fourth quarter of 2015, the Company early adopted Accounting Standards Update 2015-02, “Consolidation (Topic 810): Amendments to the Consolidation Analysis” issued by the United States Financial Accounting Standards Board (“FASB”). The adoption of this amended accounting guidance has been implemented utilizing a full retrospective application for all periods presented in the Company's Consolidated Financial Statements. The impact on the Company's cumulative retained earnings was a gain of $405.

•
During the fourth quarter of 2015, certain presentation changes were made to the basis of reporting. The changes were made to present the results of the Validus Re, Talbot and Western World segments on an underwriting income basis. Other insurance related income is included within underwriting income. The results of AlphaCat are presented on an asset manager basis, consistent with the operating structure. Investment results, foreign exchange gains (losses), finance expenses, dividends on preferred shares, other income (loss), and income taxes are presented on a consolidated group basis. Prior period comparatives have been restated to reflect the change in presentation.

Financial Measures

In presenting our results, we include certain financial measures which are important for an understanding of our overall results of operations. We believe that these measures are important to investors and other interested parties, and that such persons benefit from having a consistent basis for comparison with other companies within the industry. However, these measures may not be comparable to similarly titled measures used by companies either inside or outside of the insurance industry.

•
In the basic earnings per share calculation, dividends on preferred shares and outstanding warrants are deducted from net income. In calculating earnings per diluted share, we consider the application of the treasury stock method and the two-class method and which ever is more dilutive is included into the calculation of earnings per diluted share.

•
Net operating income (loss), a non-GAAP financial measure, is defined as net income (loss) excluding net realized and change in net unrealized gains (losses) on investments, income (loss) from investment affiliates, foreign exchange gains (losses), other income (loss) and non-recurring items. This measure focuses on the underlying fundamentals of our operations without the influence of gains (losses) from the sale of investments, translation of non-U.S.$ currencies and non-recurring items. Gains (losses) from the sale of investments are driven by the timing of the disposition of investments, not by our operating performance. Gains (losses) arising from translation of non-U.S.$ denominated balances are unrelated to our underlying business. Net operating income (loss) available (attributable) to Validus common shareholders is defined as above, but excludes operating income (loss) available (attributable) to noncontrolling interest and dividends on preferred shares. Refer to the Non-GAAP Financial Measure Reconciliation on page 26.

•
Underwriting income is a measure of profitability that takes into account net premiums earned and other insurance related income as revenue and net loss and loss expenses, acquisition costs and underwriting related general and administrative expenses as expenses. Underwriting income is the difference between revenues and expense items. A reconciliation of underwriting income to net income available to Validus common shareholders, the most comparable U.S. GAAP financial measure is presented in the 'Consolidated Statement of Operations - Underwriting Income Format' contained herein.

•
Annualized investment yield is calculated by dividing net investment income by the average balance of the yield bearing assets managed by our portfolio managers (including funds of high grade structured products which are included in other investments, but excluding all other investments). Average assets for the three months ended is the average of the beginning and ending quarter end asset balances. Average assets for the year ended is the average of the beginning, ending and intervening quarter end asset balances. Percentages for the quarter periods are annualized.

•
Annualized return on average equity represents the level of net income available to Validus common shareholders generated from average shareholders’ equity during the period. Average shareholders' equity for the three months ended is the average of the beginning and ending quarter end shareholders' equity balances, excluding the liquidation value of the preferred shares of $150 million. Average shareholders’ equity for the year ended is the average of the beginning, ending and intervening quarter end shareholders’ equity balances, excluding the liquidation value of the preferred shares of $150 million. Percentages for the quarter periods are annualized.

•
Annualized net operating return on average equity is calculated by dividing the net operating income available to Validus common shareholders for the period by the average shareholders’ equity during the period. Average shareholders' equity for the three months ended is the average of the beginning and ending quarter end shareholders' equity balances, excluding the liquidation value of the preferred shares of $150 million. Average shareholders’ equity for the year ended is the average of the beginning, ending and intervening quarter end common shareholders’ equity balances, excluding the liquidation value of the preferred shares of $150 million. Percentages for the quarter periods are annualized. A reconciliation of net operating income available to Validus common shareholders to net income available to Validus common shareholders is included on page 26.

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Validus Holdings, Ltd.
Consolidated Financial Highlights
(Expressed in thousands of U.S. Dollars, except share and per share information

		Three Months Ended					Years Ended
		December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015

Highlights	Net income available to Validus common shareholders	$7,767	$89,844	$94,963	$166,810	$69,042	$359,384	$374,893
	Net operating income available to Validus common shareholders (a)	64,323	82,597	54,900	117,378	105,395	319,198	409,749
	Gross premiums written	339,454	372,418	764,042	1,172,791	309,605	2,648,705	2,557,506
	Net premiums earned	540,399	563,775	573,723	571,268	543,300	2,249,165	2,246,889
	Total assets	11,349,755	11,486,153	11,818,244	11,204,521	10,515,812	11,349,755	10,515,812
	Total shareholders' equity available to Validus common shareholders	3,688,291	3,717,620	3,716,256	3,724,426	3,638,975	3,688,291	3,638,975

Per share data	Earnings per basic common share (b)
	Net income available to Validus common shareholders	$0.10	$1.12	$1.16	$2.01	$0.84	$4.43	$4.47
	Net operating income available to Validus common shareholders	0.81	1.03	0.67	1.42	1.28	3.94	4.89

	Earnings per diluted common share (b)
	Net income available to Validus common shareholders	$0.10	$1.11	$1.14	$1.98	$0.81	$4.36	$4.34
	Net operating income available to Validus common shareholders	0.80	1.02	0.66	1.39	1.24	3.88	4.74

	Book value per common share	$46.61	$46.80	$46.01	$45.67	$43.90	$46.61	$43.90

	Book value per diluted common share	$44.97	$45.16	$44.41	$44.00	$42.33	$44.97	$42.33

	Growth in book value per diluted common share inclusive of dividends	0.4%	2.5%	1.7%	4.8%	1.8%	9.5%	10.0%

	Book value per diluted common share plus accumulated dividends	$56.53	$56.37	$55.27	$54.51	$52.49	$56.53	$52.49

Financial ratios	Losses and loss expense ratio	50.9%	45.8%	53.5%	39.3%	39.5%	47.4%	43.5%

	Policy acquisition costs ratio	22.4%	20.1%	18.8%	18.8%	18.8%	20.0%	18.3%
	General and administration expenses ratio	16.3%	16.5%	17.6%	17.0%	20.0%	16.8%	17.9%
	Expense ratio	38.7%	36.6%	36.4%	35.8%	38.8%	36.8%	36.2%

	Combined ratio	89.6%	82.4%	89.9%	75.1%	78.3%	84.2%	79.7%

	Annualized return on average equity (c)	0.8%	9.7%	10.2%	18.1%	7.6%	9.7%	10.3%
	Annualized net operating return on average equity (d)	6.9%	8.9%	5.9%	12.8%	11.6%	8.6%	11.3%

Notes:
(a) Net operating income is considered a non-GAAP financial measure. Refer to the Explanatory Notes on page 3 and the Non-GAAP Financial Measure Reconciliation on page 26 for further information.

(b) In the basic earnings per share calculation, dividends on preferred shares and outstanding warrants are deducted from net income. In calculating earnings per diluted share, we consider the application of the treasury stock method and the two-class method and which ever is more dilutive is included into the calculation of earnings per diluted share.

(c) Annualized net return on average equity represents the level of net income available to Validus common shareholders generated from average shareholders’ equity during the period. Average shareholders' equity for the three months ended is the average of the beginning and ending quarter end shareholders' equity balances, excluding the liquidation value of the preferred shares of $150 million. Average shareholders’ equity for the year ended is the average of the beginning, ending and intervening quarter end shareholders’ equity balances, excluding the liquidation value of the preferred shares of $150 million. Percentages for the quarter periods are annualized.

(d) Annualized net operating return on average equity is calculated by dividing the net operating income available to Validus common shareholders for the period by the average shareholders’ equity during the period. Average shareholders' equity for the three months ended is the average of the beginning and ending quarter end shareholders' equity balances, excluding the liquidation value of the preferred shares of $150 million. Average shareholders’ equity for the year ended is the average of the beginning, ending and intervening quarter end common shareholders’ equity balances, excluding the liquidation value of the preferred shares of $150 million. Percentages for the quarter periods are annualized. A reconciliation of net operating income available to Validus common shareholders to net income available to Validus common shareholders is included on page 26.

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Validus Holdings, Ltd.
Summary Consolidated Balance Sheets
(Expressed in thousands of U.S. Dollars, except share and per share information)

	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014
Assets
Fixed maturities trading, at fair value	$5,543,030	$5,576,341	$5,551,586	$5,481,304	$5,510,331	$5,596,403	$5,471,804	$5,496,979	$5,545,231
Short-term investments trading, at fair value	2,796,170	2,481,406	2,369,654	2,108,199	1,941,635	1,731,443	1,600,207	1,384,464	1,501,212
Other investments, at fair value	405,712	394,695	359,526	344,151	336,856	334,667	331,458	339,692	334,685
Investments in investment affiliates, equity method	100,431	99,731	99,278	84,135	87,673	88,134	89,681	85,982	63,506
Cash and cash equivalents	419,976	443,992	568,798	569,774	723,109	412,474	439,092	474,349	550,401
Restricted cash	70,956	113,048	96,022	108,395	73,270	74,002	140,019	186,423	173,003
Total investments and cash	9,336,275	9,109,213	9,044,864	8,695,958	8,672,874	8,237,123	8,072,261	7,967,889	8,168,038
Investments in operating affiliate, equity method	—	—	—	369	392	48,703	56,666	54,928	50,944
Premiums receivable	725,390	939,127	1,372,000	1,176,684	658,682	1,060,923	1,273,387	1,113,579	706,467
Deferred acquisition costs	209,227	249,922	283,213	262,675	181,002	224,982	253,042	240,695	161,022
Prepaid reinsurance premiums	77,996	119,805	145,567	181,255	77,992	126,278	162,251	193,166	82,947
Securities lending collateral	9,779	10,629	10,224	9,721	4,863	6,461	7,021	5,337	470
Loss reserves recoverable	430,421	444,609	442,987	370,689	350,586	385,212	376,665	375,882	377,466
Paid losses recoverable	35,247	36,069	27,648	25,001	23,071	21,681	40,198	27,034	38,078
Income taxes recoverable	4,870	6,879	8,526	7,146	16,228	15,870	13,787	10,597	—
Deferred tax asset	43,529	26,015	23,745	27,771	21,661	22,352	23,079	30,847	23,821
Receivable for investments sold	3,901	21,854	13,736	16,278	39,766	15,055	29,131	24,803	18,318
Intangible assets	115,592	117,010	118,426	119,842	121,258	122,676	124,092	125,508	126,924
Goodwill	196,758	196,758	196,758	196,758	196,758	196,758	196,758	195,897	195,897
Accrued investment income	26,488	24,906	24,925	22,298	23,897	23,755	23,894	23,230	24,865
Other assets	134,282	183,357	105,625	92,076	126,782	93,181	105,182	125,130	137,307
Total assets	$11,349,755	$11,486,153	$11,818,244	$11,204,521	$10,515,812	$10,601,010	$10,757,414	$10,514,522	$10,112,564

Liabilities
Reserve for losses and loss expenses	$2,995,195	$3,035,987	$3,122,717	$2,980,300	$2,996,567	$3,172,285	$3,192,663	$3,207,885	$3,243,147
Unearned premiums	1,076,049	1,359,438	1,621,563	1,503,161	966,210	1,281,319	1,518,603	1,451,457	989,229
Reinsurance balances payable	54,781	76,429	92,488	96,685	75,380	89,954	94,795	102,852	129,071
Securities lending payable	10,245	11,095	10,690	10,187	5,329	6,927	7,487	5,803	936
Deferred tax liability	3,331	3,278	3,552	3,618	3,847	8,921	8,063	13,265	5,541
Payable for investments purchased	29,447	49,435	52,718	76,116	77,475	118,164	105,871	123,556	68,574
Accounts payable and accrued expenses	587,648	144,086	149,593	136,712	627,331	159,440	200,469	159,169	395,178
Notes payable to AlphaCat investors	278,202	372,730	370,982	323,510	75,493	75,607	—	—	—
Senior notes payable	245,362	245,311	245,261	245,211	245,161	245,111	245,061	245,010	244,960
Debentures payable	537,226	538,168	537,987	538,335	537,668	538,054	538,032	537,561	539,277
Total liabilities	5,817,486	5,835,957	6,207,551	5,913,835	5,610,461	5,695,782	5,911,044	5,846,558	5,615,913

Redeemable noncontrolling interest	1,528,001	1,559,580	1,532,283	1,409,037	1,111,714	1,101,147	1,035,511	834,644	617,791

Shareholders' equity
Preferred shares	$150,000	$150,000	$150,000	$—	$—	$—	$—	$—	$—
Common shares	28,224	28,223	28,219	28,102	28,100	27,726	27,716	27,431	27,222
Treasury shares	(14,376)	(14,320)	(14,084)	(13,830)	(13,592)	(13,376)	(13,140)	(12,795)	(12,545)
Additional paid-in capital	821,023	827,256	883,701	954,485	1,002,980	1,048,917	1,097,527	1,162,485	1,207,493
Accumulated other comprehensive (loss)	(23,216)	(21,092)	(18,182)	(15,438)	(12,569)	(10,869)	(9,066)	(12,641)	(8,556)
Retained earnings	2,876,636	2,897,553	2,836,602	2,771,107	2,634,056	2,592,567	2,554,299	2,517,257	2,372,972
Total shareholders' equity available to Validus	3,838,291	3,867,620	3,866,256	3,724,426	3,638,975	3,644,965	3,657,336	3,681,737	3,586,586
Noncontrolling interest	165,977	222,996	212,154	157,223	154,662	159,116	153,523	151,583	292,274
Total shareholders' equity	4,004,268	4,090,616	4,078,410	3,881,649	3,793,637	3,804,081	3,810,859	3,833,320	3,878,860

Total liabilities, noncontrolling interests and shareholders' equity	$11,349,755	$11,486,153	$11,818,244	$11,204,521	$10,515,812	$10,601,010	$10,757,414	$10,514,522	$10,112,564

Book value per common share	$46.61	$46.80	$46.01	$45.67	$43.90	$44.45	$43.91	$44.02	$42.76
Book value per diluted common share	$44.97	$45.16	$44.41	$44.00	$42.33	$41.89	$41.44	$41.26	$39.65
Book value per diluted common share plus accumulated dividends	$56.53	$56.37	$55.27	$54.51	$52.49	$51.73	$50.96	$50.46	$48.53

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Validus Holdings, Ltd.
Computation of Book Value per Common Share, Book Value per Diluted Common Share and Tangible Book Value per Common Share
(Expressed in thousands of U.S. Dollars, except share and per share information)

	At December 31, 2016				At December 31, 2015
	Equity Amount	Shares	Exercise Price (a)	Book Value Per Share	Equity Amount	Shares	Exercise Price (a)	Book Value Per Share
Book value per common share
Total shareholders' equity available to Validus common shareholders (b)	$3,688,291	79,132,252		$46.61	$3,638,975	82,900,617		$43.90

Tangible book value per common share				$42.66				$40.06

Book value per diluted common share
Total shareholders' equity available to Validus common shareholders (b)	$3,688,291	79,132,252			$3,638,975	82,900,617
Assumed exercise of outstanding stock options (c)	614	26,136	$23.48		1,319	65,401	$20.17
Unvested restricted shares	—	2,868,610			—	3,026,376
Book value per diluted common share	$3,688,905	82,026,998		$44.97	$3,640,294	85,992,394		$42.33
Adjustment for accumulated dividends				11.56				10.16
Book value per diluted common share plus accumulated dividends				$56.53				$52.49

Tangible book value per diluted common share				$41.16				$38.63
Notes:
(a) Weighted average exercise price for those stock options that have an exercise price lower than book value per share.
(b) Total shareholders' equity available to Validus common shareholders excludes the liquidation value of the preferred shares of $150 million.
(c) Using the "as-if-converted" method, assuming all proceeds received upon exercise of stock options will be retained by the Company and the resulting common shares from exercise remain outstanding.

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Validus Holdings, Ltd.
Consolidated Statements of Cash Flows
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Years Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Cash flows provided by (used in) operating activities
Net Income	$37,170	$129,535	$116,156	$204,341	$95,038	$487,202	$467,857
Adjustments to reconcile net income to cash provided by (used in) operating activities:
Share compensation expenses	10,442	10,501	10,727	11,237	10,062	42,907	38,341
Amortization of discount on senior notes	27	27	27	27	27	108	108
(Loss) income from investment and operating affiliates	(2,166)	(453)	589	4,136	2,969	2,106	(332)
Net realized and change in net unrealized losses (gains) on investments	58,240	(9,856)	(34,152)	(46,860)	37,790	(32,628)	30,097
Amortization of intangible assets	1,418	1,416	1,416	1,416	1,418	5,666	5,666
Foreign exchange losses (gains) included in net income	7,628	1,704	168	(6,457)	2,358	3,043	18,907
Amortization of premium on fixed maturities	4,580	4,671	4,172	4,538	5,209	17,961	23,075
Change in operational balance sheet items, net	38,268	47,608	4,386	(206,424)	32,775	(116,162)	(249,213)
Net cash provided by (used in) operating activities	$155,607	$185,153	$103,489	$(34,046)	$187,646	$410,203	$334,506

Cash flows provided by (used in) investing activities
Purchases of investments	$(366,894)	$(182,871)	$(343,486)	$(81,468)	$(239,774)	$(974,719)	$(492,891)
Decrease (increase) in securities lending collateral	850	(405)	(503)	(4,858)	1,598	(4,916)	(4,393)
Redemption from (investment in) investment & operating affiliates, net	1,466	(2)	(15,361)	(575)	45,803	(14,472)	26,717
Decrease (increase) in restricted cash	42,092	(17,026)	12,373	(35,125)	732	2,314	99,733
Net cash (used in) provided by investing activities	$(322,486)	$(200,304)	$(346,977)	$(122,026)	$(191,641)	$(991,793)	$(370,834)

Cash flows provided by (used in) financing activities
Net proceeds on issuance of notes payable to AlphaCat investors	$(202)	$1,779	$47,348	$247,400	$(114)	$296,325	$75,493
Net proceeds on issuance of preferred shares	—	—	144,852	—	—	144,852	—
Issuance of common shares, net	(70)	(246)	(7,785)	400	672	(7,701)	17,407
Purchases of common shares under share repurchase program	(16,660)	(66,932)	(68,715)	(60,368)	(56,513)	(212,675)	(260,430)
Dividends paid on common and preferred shares	(29,927)	(30,192)	(31,324)	(28,637)	(26,566)	(120,080)	(112,967)
(Decrease) increase in securities lending payable	(850)	405	503	4,858	(1,598)	4,916	4,393
Third party investment (redemption) in redeemable noncontrolling interest, net	11,499	(5,784)	112,500	257,950	1,500	376,165	412,267
Third party investment (distributions) in noncontrolling interest, net	—	—	50,968	(6,397)	(10,583)	44,571	(159,158)
Third party subscriptions received (deployed) in AlphaCat Funds and Sidecars	187,452	(1,400)	700	(412,036)	411,536	(225,284)	249,636
Net cash provided by (used in) financing activities	$151,242	$(102,370)	$249,047	$3,170	$318,334	$301,089	$226,641

Effect of foreign currency rate changes on cash and cash equivalents	(8,379)	(7,285)	(6,535)	(433)	(3,704)	(22,632)	(7,285)

Net (decrease) increase in cash and cash equivalents	(24,016)	(124,806)	(976)	(153,335)	310,635	(303,133)	(124,806)

Cash and cash equivalents - beginning of period	443,992	568,798	569,774	723,109	412,474	723,109	550,401
Cash and cash equivalents - end of period	$419,976	$443,992	$568,798	$569,774	$723,109	$419,976	$723,109

Taxes paid during the period	$120	$2,077	$1,720	$2,117	$1,091	$6,034	$16,050
Interest paid during the period	$8,566	$18,520	$8,249	$19,303	$8,200	$54,638	$55,047
Losses paid during the period	$277,422	$345,246	$222,657	$269,077	$358,561	$1,114,402	$1,167,839

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Validus Holdings, Ltd.
Consolidated Statements Income and Comprehensive Income
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Years Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Revenues
Gross premiums written	$339,454	$372,418	$764,042	$1,172,791	$309,605	$2,648,705	$2,557,506
Reinsurance premiums ceded	(40,635)	(45,006)	(36,229)	(167,835)	(33,128)	(289,705)	(328,681)
Net premiums written	298,819	327,412	727,813	1,004,956	276,477	2,359,000	2,228,825
Change in unearned premiums	241,580	236,363	(154,090)	(433,688)	266,823	(109,835)	18,064
Net premiums earned	540,399	563,775	573,723	571,268	543,300	2,249,165	2,246,889
Net investment income	38,153	43,514	39,257	29,461	31,612	150,385	127,824
Net realized gains (losses) on investments	9,220	4,397	2,724	(584)	(2,928)	15,757	2,298
Change in net unrealized (losses) gains on investments	(67,460)	5,459	31,428	47,444	(34,862)	16,871	(32,395)
Income (loss) from investment affiliates	2,166	453	(589)	(4,113)	(1,261)	(2,083)	4,281
Other insurance related income and other (loss) income	568	(610)	824	1,413	2,545	2,195	5,111
Foreign exchange (losses) gains	(901)	(766)	6,286	6,245	797	10,864	(8,731)
Total revenues	522,145	616,222	653,653	651,134	539,203	2,443,154	2,345,277

Expenses
Losses and loss expenses	275,126	258,394	307,130	224,447	214,748	1,065,097	977,833
Policy acquisition costs	120,889	113,434	107,966	107,193	102,285	449,482	410,058
General and administrative expenses	77,955	82,443	89,688	86,208	98,563	336,294	363,709
Share compensation expenses	10,442	10,501	10,727	11,237	10,062	42,907	38,341
Finance expenses	14,630	14,521	14,166	15,203	16,581	58,520	74,742
Total expenses	499,042	479,293	529,677	444,288	442,239	1,952,300	1,864,683

Income before taxes, loss from operating affiliates and (income) attributable to AlphaCat investors	23,103	136,929	123,976	206,846	96,964	490,854	480,594
Tax benefit (expense)	21,147	(1,830)	(1,706)	2,118	756	19,729	(6,376)
Loss from operating affiliate	—	—	—	(23)	(1,708)	(23)	(3,949)
(Income) attributable to AlphaCat investors	(7,080)	(5,564)	(6,114)	(4,600)	(974)	(23,358)	(2,412)
Net income	37,170	129,535	116,156	204,341	95,038	487,202	467,857

Net (income) attributable to noncontrolling interest	(27,200)	(37,439)	(21,193)	(37,531)	(25,996)	(123,363)	(92,964)
Net income available to Validus	9,970	92,096	94,963	166,810	69,042	363,839	374,893

Dividends on preferred shares	(2,203)	(2,252)	—	—	—	(4,455)	—
Net income available to Validus common shareholders	7,767	89,844	94,963	166,810	69,042	359,384	374,893

Comprehensive income
Net income	$37,170	$129,535	$116,156	$204,341	$95,038	$487,202	$467,857
Other comprehensive (loss) income
Change in foreign currency translation adjustments	(3,755)	(1,370)	(3,287)	(2,028)	(1,610)	(10,440)	(3,716)
Change in minimum pension liability, net of tax	221	(1,101)	479	(83)	415	(484)	544
Change in fair value of cash flow hedge	1,410	(439)	64	(758)	(505)	277	(841)
Other comprehensive (loss)	$(2,124)	$(2,910)	$(2,744)	$(2,869)	$(1,700)	$(10,647)	$(4,013)
Comprehensive (income) attributable to noncontrolling interest	(27,200)	(37,439)	(21,193)	(37,531)	(25,996)	(123,363)	(92,964)
Comprehensive income available to Validus	$7,846	$89,186	$92,219	$163,941	$67,342	$353,192	$370,880

Earnings per share
Weighted average number of common shares and common share equivalents outstanding
Basic	79,261,409	80,134,394	81,950,833	82,821,261	82,538,834	81,041,974	83,107,236
Diluted	80,621,967	81,244,556	83,373,003	84,198,315	85,181,258	82,359,460	86,426,760

Basic earnings per share available to Validus common shareholders	$0.10	$1.12	$1.16	$2.01	$0.84	$4.43	$4.47
Earnings per diluted share available to Validus common shareholders	$0.10	$1.11	$1.14	$1.98	$0.81	$4.36	$4.34

Cash dividends declared per common share	$0.35	$0.35	$0.35	$0.35	$0.32	$1.40	$1.28

8 of 41

Validus Holdings, Ltd.
Consolidated Statements of Operations - Underwriting Income Format
(Expressed in thousands of U.S. Dollars, except share and per share information

	Three Months Ended					Years Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Underwriting revenues
Gross premiums written	$339,454	$372,418	$764,042	$1,172,791	$309,605	$2,648,705	$2,557,506
Reinsurance premiums ceded	(40,635)	(45,006)	(36,229)	(167,835)	(33,128)	(289,705)	(328,681)
Net premiums written	298,819	327,412	727,813	1,004,956	276,477	2,359,000	2,228,825
Change in unearned premiums	241,580	236,363	(154,090)	(433,688)	266,823	(109,835)	18,064
Net premiums earned	540,399	563,775	573,723	571,268	543,300	2,249,165	2,246,889
Other insurance related income	561	919	745	736	969	2,961	6,113
Total underwriting revenues	540,960	564,694	574,468	572,004	544,269	2,252,126	2,253,002

Underwriting deductions
Losses and loss expenses	275,126	258,394	307,130	224,447	214,748	1,065,097	977,833
Policy acquisition costs	120,889	113,434	107,966	107,193	102,285	449,482	410,058
General and administrative expenses	77,955	82,443	89,688	86,208	98,563	336,294	363,709
Share compensation expenses	10,442	10,501	10,727	11,237	10,062	42,907	38,341
Total underwriting deductions	484,412	464,772	515,511	429,085	425,658	1,893,780	1,789,941

Underwriting income	$56,548	$99,922	$58,957	$142,919	$118,611	$358,346	$463,061

Net investment income	38,153	43,514	39,257	29,461	31,612	150,385	127,824
Finance expenses	(14,630)	(14,521)	(14,166)	(15,203)	(16,581)	(58,520)	(74,742)
Dividends on preferred shares	(2,203)	(2,252)	—	—	—	(4,455)	—
Tax benefit (expense)	21,147	(1,830)	(1,706)	2,118	756	19,729	(6,376)
Loss from operating affiliate	—	—	—	(23)	(1,708)	(23)	(3,949)
(Income) attributable to AlphaCat investors	(7,080)	(5,564)	(6,114)	(4,600)	(974)	(23,358)	(2,412)
Net operating (income) attributable to noncontrolling interest	(27,612)	(36,672)	(21,328)	(37,294)	(26,321)	(122,906)	(93,657)
Net operating income available to Validus common shareholders (a)	$64,323	$82,597	$54,900	$117,378	$105,395	$319,198	$409,749

Net realized gains (losses) on investments	9,220	4,397	2,724	(584)	(2,928)	15,757	2,298
Change in net unrealized (losses) gains on investments	(67,460)	5,459	31,428	47,444	(34,862)	16,871	(32,395)
Income (loss) from investment affiliates	2,166	453	(589)	(4,113)	(1,261)	(2,083)	4,281
Foreign exchange (losses) gains	(901)	(766)	6,286	6,245	797	10,864	(8,731)
Other income (loss)	7	(1,529)	79	677	1,576	(766)	(1,002)
Net loss (income) attributable to noncontrolling interest	412	(767)	135	(237)	325	(457)	693
Net income available to Validus common shareholders	$7,767	$89,844	$94,963	$166,810	$69,042	$359,384	$374,893

Selected ratios:
Ratio of net to gross premiums written	88.0%	87.9%	95.3%	85.7%	89.3%	89.1%	87.1%

Losses and loss expenses ratio	50.9%	45.8%	53.5%	39.3%	39.5%	47.4%	43.5%

Policy acquisition costs ratio	22.4%	20.1%	18.8%	18.8%	18.8%	20.0%	18.3%
General and administrative expenses ratio (b)	16.3%	16.5%	17.6%	17.0%	20.0%	16.8%	17.9%
Expense ratio	38.7%	36.6%	36.4%	35.8%	38.8%	36.8%	36.2%

Combined ratio	89.6%	82.4%	89.9%	75.1%	78.3%	84.2%	79.7%
Notes:
(a) Net operating income is considered a non-GAAP financial measure. Refer to the Explanatory Notes on page 3 and the Non-GAAP Financial Measure Reconciliation on page 26 for further information.
(b) The general and administrative ratio includes share compensation expenses.

9 of 41

Validus Holdings, Ltd.
Computation of Earnings per Share
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended (a)						Years Ended (a)
	December 31, 2016			December 31, 2015			December 31, 2016			December 31, 2015
	Net Operating Income	Net Income	Comprehensive Income	Net Operating Income	Net Income	Comprehensive Income	Net Operating income	Net Income	Comprehensive income	Net Operating income	Net Income	Comprehensive income
Basic earnings per share (b)
Income available to Validus common shareholders	$64,323	$7,767	$7,846	$105,395	$69,042	$67,342	$319,198	$359,384	$353,192	$409,749	$374,893	$370,880
Less: Dividends on outstanding warrants	—	—	—	—	—	—	—	—	—	(3,566)	(3,566)	(3,566)
Income allocated to Validus common shareholders	$64,323	$7,767	$7,846	$105,395	$69,042	$67,342	$319,198	$359,384	$353,192	$406,183	$371,327	$367,314

Weighted average number of common shares outstanding	79,261,409	79,261,409	79,261,409	82,538,834	82,538,834	82,538,834	81,041,974	81,041,974	81,041,974	83,107,236	83,107,236	83,107,236

Basic earnings per share available to Validus common shareholders	$0.81	$0.10	$0.10	$1.28	$0.84	$0.82	$3.94	$4.43	$4.36	$4.89	$4.47	$4.42

Earnings per diluted share (b)
Income available to Validus common shareholders	$64,323	$7,767	$7,846	$105,395	$69,042	$67,342	$319,198	$359,384	$353,192	$409,749	$374,893	$370,880
Less: Dividends on outstanding warrants	—	—	—	—	—	—	—	—	—	—	—	—
Income allocated to Validus common shareholders	$64,323	$7,767	$7,846	$105,395	$69,042	$67,342	$319,198	$359,384	$353,192	$409,749	$374,893	$370,880

Weighted average number of common shares outstanding	79,261,409	79,261,409	79,261,409	82,538,834	82,538,834	82,538,834	81,041,974	81,041,974	81,041,974	83,107,236	83,107,236	83,107,236
Share equivalents:
Warrants	—	—	—	1,488,315	1,488,315	1,488,315	—	—	—	2,090,248	2,090,248	2,090,248
Stock options	16,403	16,403	16,403	36,181	36,181	36,181	28,196	28,196	28,196	151,867	151,867	151,867
Unvested restricted shares	1,344,155	1,344,155	1,344,155	1,117,928	1,117,928	1,117,928	1,289,290	1,289,290	1,289,290	1,077,409	1,077,409	1,077,409
Weighted average number of diluted common shares outstanding	80,621,967	80,621,967	80,621,967	85,181,258	85,181,258	85,181,258	82,359,460	82,359,460	82,359,460	86,426,760	86,426,760	86,426,760

Earnings per diluted share available to Validus common shareholders	$0.80	$0.10	$0.10	$1.24	$0.81	$0.79	$3.88	$4.36	$4.29	$4.74	$4.34	$4.29

Notes:
(a) ASC 718 requires that any unrecognized stock based compensation expense that will be recorded in future periods be included as proceeds for purposes of treasury stock repurchases, which is applied against the unvested restricted shares balance.
(b) In the basic earnings per share calculation, dividends on preferred shares and outstanding warrants are deducted from net income. In calculating earnings per diluted share, we consider the application of the treasury stock method and the two-class method and which ever is more dilutive is included into the calculation of earnings per diluted share.

10 of 41

Validus Holdings, Ltd.
Computation of Weighted Average Dilutive Common Shares Outstanding
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended		Years Ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Average fair value per share	$52.46	$45.14	$48.34	$43.58

Basic weighted average common shares outstanding	79,261,409	82,538,834	81,041,974	83,107,236

Add: Weighted average dilutive warrants outstanding	—	2,441,241	—	3,540,310
Weighted average exercise price per share	$—	$—	$—	$13.21
Less: Warrants bought back via treasury method	—	(952,926)	—	(1,450,062)

Add: Weighted average dilutive options outstanding	29,241	65,401	50,391	286,073
Weighted average exercise price per share	$23.48	$20.17	$21.90	$23.01
Less: Options bought back via treasury method	(12,838)	(29,220)	(22,195)	(134,206)

Add: Weighted average dilutive unvested restricted shares	2,864,861	3,016,761	2,948,359	3,007,578
Proceeds from unrecognized restricted share expenses	$79,776	$85,713	$80,199	$84,117
Less: Restricted shares bought back via treasury method	(1,520,706)	(1,898,833)	(1,659,069)	(1,930,169)
Weighted average dilutive common shares outstanding	80,621,967	85,181,258	82,359,460	86,426,760

11 of 41

Validus Holdings, Ltd.
Underwriting Income Statement - Validus Re
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Years Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Underwriting revenues
Gross premiums written	$38,835	$94,741	$285,810	$691,668	$14,349	$1,111,054	$1,126,759
Reinsurance premiums ceded	94	(15,967)	(3,196)	(92,495)	(87)	(111,564)	(149,088)
Net premiums written	38,929	78,774	282,614	599,173	14,262	999,490	977,671
Change in unearned premiums	185,584	149,705	(35,492)	(355,342)	217,652	(55,545)	12,542
Net premiums earned	224,513	228,479	247,122	243,831	231,914	943,945	990,213
Other insurance related income (loss)	52	58	150	(315)	257	(55)	3,575
Total underwriting revenues	224,565	228,537	247,272	243,516	232,171	943,890	993,788

Underwriting deductions
Losses and loss expenses	98,056	98,425	132,139	82,868	100,485	411,488	457,976
Policy acquisition costs	53,380	42,837	42,564	42,259	37,478	181,040	166,387
General and administrative expenses	20,191	17,528	17,872	17,179	20,174	72,770	78,428
Share compensation expenses	2,663	2,695	2,775	2,901	2,685	11,034	10,350
Total underwriting deductions	174,290	161,485	195,350	145,207	160,822	676,332	713,141

Underwriting income	$50,275	$67,052	$51,922	$98,309	$71,349	$267,558	$280,647

Selected ratios:
Ratio of net to gross premiums written	100.2%	83.1%	98.9%	86.6%	99.4%	90.0%	86.8%

Losses and loss expenses ratio	43.7%	43.1%	53.5%	34.0%	43.3%	43.6%	46.2%

Policy acquisition costs ratio	23.8%	18.7%	17.2%	17.4%	16.1%	19.2%	16.8%
General and administrative expenses ratio (a)	10.1%	8.9%	8.4%	8.2%	9.9%	8.8%	9.0%
Expense ratio	33.9%	27.6%	25.6%	25.6%	26.0%	28.0%	25.8%

Combined ratio	77.6%	70.7%	79.1%	59.6%	69.3%	71.6%	72.0%

Notes:
(a) The general and administrative ratio includes share compensation expenses.

12 of 41

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Three months ended - Validus Re
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended December 31, 2016				Three Months Ended December 31, 2015
	Property	Marine	Specialty (a)	Total	Property	Marine	Specialty (a)	Total
Underwriting revenues
Gross premiums written	$10,533	$(4,178)	$32,480	$38,835	$15,563	$(681)	$(533)	$14,349
Reinsurance premiums ceded	99	22	(27)	94	(305)	69	149	(87)
Net premiums written	10,632	(4,156)	32,453	38,929	15,258	(612)	(384)	14,262
Change in unearned premiums	87,112	28,203	70,269	185,584	92,252	34,938	90,462	217,652
Net premiums earned	97,744	24,047	102,722	224,513	107,510	34,326	90,078	231,914
Other insurance related income				52				257
Total underwriting revenues				224,565				232,171

Underwriting deductions
Losses and loss expenses	39,221	5,034	53,801	98,056	30,061	11,272	59,152	100,485
Policy acquisition costs	17,207	5,459	30,714	53,380	16,601	6,766	14,111	37,478
Total underwriting deductions before G&A	56,428	10,493	84,515	151,436	46,662	18,038	73,263	137,963

Underwriting income before G&A	$41,316	$13,554	$18,207	$73,129	$60,848	$16,288	$16,815	$94,208

General and administrative expenses				20,191				20,174
Share compensation expenses				2,663				2,685
Total underwriting deductions				174,290				160,822

Underwriting income				$50,275				$71,349

Selected ratios:
Ratio of net to gross premiums written	100.9%	99.5%	99.9%	100.2%	98.0%	89.9%	72.0%	99.4%

Losses and loss expenses ratio	40.1%	20.9%	52.4%	43.7%	28.0%	32.9%	65.7%	43.3%

Policy acquisition costs ratio	17.6%	22.7%	29.9%	23.8%	15.4%	19.7%	15.7%	16.1%
General and administrative expenses ratio (b)				10.1%				9.9%
Expense ratio				33.9%				26.0%

Combined ratio				77.6%				69.3%

Notes:
(a) Specialty class includes Aerospace & Aviation, Agriculture, Casualty, Composite, Financial, Technical Lines, Terrorism, Trade Credit, Workers' Compensation and Other Specialty. Other Specialty includes Crisis Management, Contingency and Life and A&H.
(b) The general and administrative expenses ratio includes share compensation expenses.

13 of 41

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Year ended - Validus Re
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Years Ended December 31, 2016				Years Ended December 31, 2015
	Property	Marine	Specialty (a)	Total	Property	Marine	Specialty (a)	Total
Underwriting revenues
Gross premiums written	$472,965	$105,698	$532,391	$1,111,054	$547,409	$152,670	$426,680	$1,126,759
Reinsurance premiums ceded	(86,646)	(12,546)	(12,372)	(111,564)	(121,518)	(17,127)	(10,443)	(149,088)
Net premiums written	386,319	93,152	520,019	999,490	425,891	135,543	416,237	977,671
Change in unearned premiums	12,499	18,020	(86,064)	(55,545)	5,235	12,022	(4,715)	12,542
Net premiums earned	398,818	111,172	433,955	943,945	431,126	147,565	411,522	990,213
Other insurance related (loss) income				(55)				3,575
Total underwriting revenues				943,890				993,788

Underwriting deductions
Losses and loss expenses	97,859	45,595	268,034	411,488	86,232	91,306	280,438	457,976
Policy acquisition costs	72,558	19,396	89,086	181,040	74,655	30,024	61,708	166,387
Total underwriting deductions before G&A	170,417	64,991	357,120	592,528	160,887	121,330	342,146	624,363

Underwriting income before G&A	$228,401	$46,181	$76,835	$351,362	$270,239	$26,235	$69,376	$369,425

General and administrative expenses				72,770				78,428
Share compensation expenses				11,034				10,350
Total underwriting deductions				676,332				713,141

Underwriting income				$267,558				$280,647

Selected ratios:
Ratio of net to gross premiums written	81.7%	88.1%	97.7%	90.0%	77.8%	88.8%	97.6%	86.8%

Losses and loss expenses ratio	24.5%	41.0%	61.8%	43.6%	20.0%	61.9%	68.1%	46.2%

Policy acquisition costs ratio	18.2%	17.4%	20.5%	19.2%	17.3%	20.3%	15.0%	16.8%
General and administrative expenses ratio (b)				8.8%				9.0%
Expense ratio				28.0%				25.8%

Combined ratio				71.6%				72.0%

Notes:
(a) Specialty class includes Aerospace & Aviation, Agriculture, Casualty, Composite, Financial, Technical Lines, Terrorism, Trade Credit, Workers' Compensation and Other Specialty. Other Specialty includes Crisis Management, Contingency and Life and A&H.
(b) The general and administrative expenses ratio includes share compensation expenses.

14 of 41

Validus Holdings, Ltd.
Underwriting Income Statement - Talbot
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Years Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Underwriting revenues
Gross premiums written	$218,644	$189,674	$296,067	$266,317	$229,687	$970,702	$1,018,835
Reinsurance premiums ceded	(38,233)	(22,877)	(27,161)	(87,458)	(34,752)	(175,729)	(198,896)
Net premiums written	180,411	166,797	268,906	178,859	194,935	794,973	819,939
Change in unearned premiums	(5,891)	32,258	(67,357)	27,933	8,985	(13,057)	18,152
Net premiums earned	174,520	199,055	201,549	206,792	203,920	781,916	838,091
Other insurance related income	66	99	279	11	287	455	851
Total underwriting revenues	174,586	199,154	201,828	206,803	204,207	782,371	838,942

Underwriting deductions
Losses and loss expenses	105,675	109,860	109,310	100,101	78,810	424,946	347,322
Policy acquisition costs	42,683	46,488	43,613	44,343	46,197	177,127	187,535
General and administrative expenses	24,550	32,333	39,061	38,535	39,965	134,479	155,306
Share compensation expenses	3,123	3,163	3,270	3,522	3,178	13,078	12,373
Total underwriting deductions	176,031	191,844	195,254	186,501	168,150	749,630	702,536

Underwriting (loss) income	$(1,445)	$7,310	$6,574	$20,302	$36,057	$32,741	$136,406

Selected ratios:
Ratio of net to gross premiums written	82.5%	87.9%	90.8%	67.2%	84.9%	81.9%	80.5%

Losses and loss expenses ratio	60.6%	55.2%	54.2%	48.4%	38.6%	54.3%	41.4%

Policy acquisition costs ratio	24.5%	23.4%	21.6%	21.5%	22.7%	22.7%	22.4%
General and administrative expenses ratio (a)	15.8%	17.8%	21.1%	20.3%	21.2%	18.9%	20.0%
Expense ratio	40.3%	41.2%	42.7%	41.8%	43.9%	41.6%	42.4%

Combined ratio	100.9%	96.4%	96.9%	90.2%	82.5%	95.9%	83.8%

Notes:
(a) The general and administrative ratio includes share compensation expenses.

15 of 41

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Three months ended - Talbot
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended December 31, 2016				Three Months Ended December 31, 2015
	Property (a)	Marine	Specialty (b)	Total	Property (a)	Marine	Specialty (b)	Total
Underwriting revenues
Gross premiums written	$71,371	$39,635	$107,638	$218,644	$73,926	$60,648	$95,113	$229,687
Reinsurance premiums ceded	(20,022)	(3,049)	(15,162)	(38,233)	(21,957)	(1,921)	(10,874)	(34,752)
Net premiums written	51,349	36,586	92,476	180,411	51,969	58,727	84,239	194,935
Change in unearned premiums	3,381	15,605	(24,877)	(5,891)	2,834	14,192	(8,041)	8,985
Net premiums earned	54,730	52,191	67,599	174,520	54,803	72,919	76,198	203,920
Other insurance related income				66				287
Total underwriting revenues				174,586				204,207

Underwriting deductions
Losses and loss expenses	46,028	33,053	26,594	105,675	21,911	25,941	30,958	78,810
Policy acquisition costs	9,132	14,816	18,735	42,683	8,474	18,504	19,219	46,197
Total underwriting deductions before G&A	55,160	47,869	45,329	148,358	30,385	44,445	50,177	125,007

Underwriting (loss) income before G&A	$(430)	$4,322	$22,270	$26,228	$24,418	$28,474	$26,021	$79,200

General and administrative expenses				24,550				39,965
Share compensation expenses				3,123				3,178
Total underwriting deductions				176,031				168,150

Underwriting (loss) income				$(1,445)				$36,057

Selected ratios:
Ratio of net to gross premiums written	71.9%	92.3%	85.9%	82.5%	70.3%	96.8%	88.6%	84.9%

Losses and loss expenses ratio	84.1%	63.3%	39.3%	60.6%	40.0%	35.6%	40.6%	38.6%

Policy acquisition costs ratio	16.7%	28.4%	27.7%	24.5%	15.5%	25.4%	25.2%	22.7%
General and administrative expenses ratio (c)				15.8%				21.2%
Expense ratio				40.3%				43.9%

Combined ratio				100.9%				82.5%

Notes:
(a) Property includes Downstream Energy and Power.
(b) Specialty includes Accident & Health, Aviation (Direct & Treaty), Contingency, Financial Lines and Political Lines. Political Lines includes War, Political Risk and Political Violence.
(c) The general and administrative expenses ratio includes share compensation expenses.

16 of 41

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Year ended - Talbot
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Years Ended December 31, 2016				Years Ended December 31, 2015
	Property (a)	Marine	Specialty (b)	Total	Property (a)	Marine	Specialty (b)	Total
Underwriting revenues
Gross premiums written	$317,085	$261,940	$391,677	$970,702	$327,122	$327,539	$364,174	$1,018,835
Reinsurance premiums ceded	(86,308)	(29,502)	(59,919)	(175,729)	(103,677)	(34,087)	(61,132)	(198,896)
Net premiums written	230,777	232,438	331,758	794,973	223,445	293,452	303,042	819,939
Change in unearned premiums	(2,923)	27,782	(37,916)	(13,057)	(2,142)	25,506	(5,212)	18,152
Net premiums earned	227,854	260,220	293,842	781,916	221,303	318,958	297,830	838,091
Other insurance related income				455				851
Total underwriting revenues				782,371				838,942

Underwriting deductions
Losses and loss expenses	142,669	147,158	135,119	424,946	86,807	130,521	129,994	347,322
Policy acquisition costs	37,082	68,593	71,452	177,127	32,768	82,705	72,062	187,535
Total underwriting deductions before G&A	179,751	215,751	206,571	602,073	119,575	213,226	202,056	534,857

Underwriting income before G&A	$48,103	$44,469	$87,271	$180,298	$101,728	$105,732	$95,774	$304,085

General and administrative expenses				134,479				155,306
Share compensation expenses				13,078				12,373
Total underwriting deductions				749,630				702,536

Underwriting income				$32,741				$136,406

Selected ratios:
Ratio of net to gross premiums written	72.8%	88.7%	84.7%	81.9%	68.3%	89.6%	83.2%	80.5%

Losses and loss expenses ratio	62.6%	56.6%	46.0%	54.3%	39.2%	40.9%	43.6%	41.4%

Policy acquisition costs ratio	16.3%	26.4%	24.3%	22.7%	14.8%	25.9%	24.2%	22.4%
General and administrative expenses ratio (c)				18.9%				20.0%
Expense ratio				41.6%				42.4%

Combined ratio				95.9%				83.8%

Notes:
(a) Property includes Downstream Energy and Power.
(b) Specialty includes Accident & Health, Aviation (Direct & Treaty), Contingency, Financial Lines and Political Lines. Political Lines includes War, Political Risk and Political Violence.
(c) The general and administrative expenses ratio includes share compensation expenses.

17 of 41

Validus Holdings, Ltd.
Underwriting Income Statement - Western World
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Years Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Underwriting revenues
Gross premiums written	$87,030	$85,260	$86,971	$63,959	$71,132	$323,220	$278,504
Reinsurance premiums ceded	(7,287)	(6,202)	(5,006)	(4,139)	(5,487)	(22,634)	(18,877)
Net premiums written	79,743	79,058	81,965	59,820	65,645	300,586	259,627
Change in unearned premiums	(4,464)	(8,260)	(16,309)	1,679	(3,925)	(27,354)	(977)
Net premiums earned	75,279	70,798	65,656	61,499	61,720	273,232	258,650
Other insurance related income	216	219	189	288	257	912	1,044
Total underwriting revenues	75,495	71,017	65,845	61,787	61,977	274,144	259,694

Underwriting deductions
Losses and loss expenses	54,189	45,748	44,229	39,646	33,780	183,812	171,878
Policy acquisition costs	17,738	17,094	15,410	14,200	14,298	64,442	41,408
General and administrative expenses	9,576	10,171	11,458	12,075	9,578	43,280	38,715
Share compensation expenses	718	702	542	581	558	2,543	2,083
Total underwriting deductions	82,221	73,715	71,639	66,502	58,214	294,077	254,084

Underwriting (loss) income	$(6,726)	$(2,698)	$(5,794)	$(4,715)	$3,763	$(19,933)	$5,610

Selected ratios:
Ratio of net to gross premiums written	91.6%	92.7%	94.2%	93.5%	92.3%	93.0%	93.2%

Losses and loss expenses ratio	72.0%	64.6%	67.4%	64.5%	54.7%	67.3%	66.4%

Policy acquisition costs ratio	23.5%	24.1%	23.5%	23.1%	23.2%	23.5%	16.0%
General and administrative expenses ratio (a)	13.7%	15.4%	18.2%	20.5%	16.4%	16.8%	15.8%
Expense ratio	37.2%	39.5%	41.7%	43.6%	39.6%	40.3%	31.8%

Combined ratio	109.2%	104.1%	109.1%	108.1%	94.3%	107.6%	98.2%

Notes:
(a) The general and administrative ratio includes share compensation expenses.

18 of 41

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Three months ended - Western World
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended December 31, 2016			Three Months Ended December 31, 2015
	Property	Liability (a)	Total	Property	Liability (a)	Total
Underwriting revenues
Gross premiums written	$29,039	$57,991	$87,030	$13,884	$57,248	$71,132
Reinsurance premiums ceded	(3,675)	(3,612)	(7,287)	(1,167)	(4,320)	(5,487)
Net premiums written	25,364	54,379	79,743	12,717	52,928	65,645
Change in unearned premiums	(5,280)	816	(4,464)	(1,139)	(2,786)	(3,925)
Net premiums earned	20,084	55,195	75,279	11,578	50,142	61,720
Other insurance related income			216			257
Total underwriting revenues			75,495			61,977

Underwriting deductions
Losses and loss expenses	16,634	37,555	54,189	2,787	30,993	33,780
Policy acquisition costs	5,175	12,563	17,738	2,886	11,412	14,298
Total underwriting deductions before G&A	21,809	50,118	71,927	5,673	42,405	48,078

Underwriting (loss) income before G&A	$(1,725)	$5,077	$3,568	$5,905	$7,737	$13,899

General and administrative expenses			9,576			9,578
Share compensation expenses			718			558
Total underwriting deductions			82,221			58,214

Underwriting (loss) income			$(6,726)			$3,763

Selected ratios:
Ratio of net to gross premiums written	87.3%	93.8%	91.6%	91.6%	92.5%	92.3%

Losses and loss expenses ratio	82.8%	68.0%	72.0%	24.1%	61.8%	54.7%

Policy acquisition costs ratio	25.8%	22.8%	23.5%	24.9%	22.8%	23.2%
General and administrative expenses ratio (b)			13.7%			16.4%
Expense ratio			37.2%			39.6%

Combined ratio			109.2%			94.3%

Notes:
(a) Liability includes general liability, professional liability, products liability and miscellaneous malpractice.
(b) The general and administrative expenses ratio includes share compensation expenses.

19 of 41

Validus Holdings, Ltd.
Underwriting Results by Class of Business - Year ended - Western World
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Years Ended December 31, 2016			Years Ended December 31, 2015
	Property	Liability (a)	Total	Property	Liability (a)	Total
Underwriting revenues
Gross premiums written	$94,440	$228,780	$323,220	$53,018	$225,486	$278,504
Reinsurance premiums ceded	(10,070)	(12,564)	(22,634)	(4,347)	(14,530)	(18,877)
Net premiums written	84,370	216,216	300,586	48,671	210,956	259,627
Change in unearned premiums	(21,216)	(6,138)	(27,354)	(4,588)	3,611	(977)
Net premiums earned	63,154	210,078	273,232	44,083	214,567	258,650
Other insurance related income			912			1,044
Total underwriting revenues			274,144			259,694

Underwriting deductions
Losses and loss expenses	45,469	138,343	183,812	23,104	148,774	171,878
Policy acquisition costs	15,840	48,602	64,442	6,948	34,460	41,408
Total underwriting deductions before G&A	61,309	186,945	248,254	30,052	183,234	213,286

Underwriting income before G&A	$1,845	$23,133	$25,890	$14,031	$31,333	$46,408

General and administrative expenses			43,280			38,715
Share compensation expenses			2,543			2,083
Total underwriting deductions			294,077			254,084

Underwriting (loss) income			$(19,933)			$5,610

Selected ratios:
Ratio of net to gross premiums written	89.3%	94.5%	93.0%	91.8%	93.6%	93.2%

Losses and loss expenses ratio	72.0%	65.9%	67.3%	52.4%	69.3%	66.4%

Policy acquisition costs ratio	25.1%	23.1%	23.5%	15.8%	16.1%	16.0%
General and administrative expenses ratio (b)			16.8%			15.8%
Expense ratio			40.3%			31.8%

Combined ratio			107.6%			98.2%

Notes:
(a) Liability includes general liability, professional liability, products liability and miscellaneous malpractice.
(b) The general and administrative expenses ratio includes share compensation expenses.

20 of 41

Validus Holdings, Ltd.
AlphaCat Managers Segment Information
(Expressed in thousands of U.S. Dollars)

	Three Months Ended					Years Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Revenues
Third party	$3,928	$7,025	$3,091	$4,727	$5,039	$18,771	$19,661
Related party	737	1,373	328	891	1,251	3,329	5,309
Total revenues	4,665	8,398	3,419	5,618	6,290	22,100	24,970

Expenses
General and administrative expenses	2,676	3,324	2,751	1,482	3,232	10,233	12,115
Share compensation expenses	82	(107)	133	141	140	249	580
Finance expenses	33	31	75	808	53	947	9,312
Tax expenses	90	—	—	—	—	90	—
Foreign exchange gains (losses)	2	5	4	8	(7)	19	(16)
Total expenses	2,883	3,253	2,963	2,439	3,418	11,538	21,991
Income before investment income from AlphaCat Funds and Sidecars	1,782	5,145	456	3,179	2,872	10,562	2,979

Investment income (loss) from AlphaCat Funds and Sidecars (b)
AlphaCat Sidecars	14	(72)	541	124	1,618	607	5,504
AlphaCat ILS Funds - Lower Risk (c)	1,998	2,321	2,075	2,507	2,037	8,901	7,491
AlphaCat ILS Funds - Higher Risk (c)	1,864	2,479	692	2,436	1,820	7,471	8,428
BetaCat ILS Funds	644	1,303	1,113	563	461	3,623	1,702
PaCRe	—	—	—	(23)	(1,708)	(23)	(3,949)
Total investment income from AlphaCat Funds and Sidecars	4,520	6,031	4,421	5,607	4,228	20,579	19,176
Validus' share of AlphaCat income	$6,302	$11,176	$4,877	$8,786	$7,100	$31,141	$22,155

Gross premiums written
AlphaCat Sidecars	$(163)	$(112)	$(14)	$(52)	$329	$(341)	$45,755
AlphaCat ILS Funds - Lower Risk (c)	(19)	2,049	50,234	59,958	1,275	112,222	91,363
AlphaCat ILS Funds - Higher Risk (c)	(105)	1,797	42,010	96,320	36	140,022	34,228
AlphaCat Direct (d)	23	679	6,675	11,122	(5)	18,499	4,780
Total	$(264)	$4,413	$98,905	$167,348	$1,635	$270,402	$176,126
Notes:
(a) The results of AlphaCat are presented on an asset manager basis, which is non-GAAP.
(b) The investment income from AlphaCat funds and sidecars is based on equity accounting.
(c) Lower risk AlphaCat ILS funds have a maximum permitted portfolio expected loss of less than 7%, whereas higher risk AlphaCat ILS funds have a maximum permitted portfolio expected loss of greater than 7%. Expected loss represents the average annual loss over the set of simulation scenarios divided by the total limit.
(d) AlphaCat Direct includes direct investments from a third party investor in AlphaCat Reinsurance Ltd.

21 of 41

Validus Holdings, Ltd.
AlphaCat Assets Under Management
(Expressed in thousands of U.S. Dollars)

	As at
	January 1, 2017	October 1, 2016	July 1, 2016	April 1, 2016	January 1, 2016
Assets Under Management - Related Party	Related Party
AlphaCat Sidecars	$7,729	$7,922	$8,045	$10,122	$35,416
AlphaCat ILS Funds - Lower Risk	124,297	181,744	175,832	167,497	164,014
AlphaCat ILS Funds - Higher Risk	83,881	81,636	76,287	67,621	65,464
AlphaCat Direct	—	—	—	—	—
BetaCat ILS Funds	26,808	51,160	63,453	62,336	61,749
Total	$242,715	$322,462	$323,617	$307,576	$326,643

Assets Under Management - Third Party	Third Party
AlphaCat Sidecars	$28,829	$29,603	$30,078	$38,385	$154,386
AlphaCat ILS Funds - Lower Risk	1,257,287	1,276,874	1,226,709	1,135,635	1,102,462
AlphaCat ILS Funds - Higher Risk	738,813	612,456	564,513	466,324	434,851
AlphaCat Direct	444,668	373,659	365,558	370,032	367,820
BetaCat ILS Funds	29,000	—	—	—	—
Total	$2,498,597	$2,292,592	$2,186,858	$2,010,376	$2,059,519

Total Assets Under Management	$2,741,312	$2,615,054	$2,510,475	$2,317,952	$2,386,162

Notes:
(a) The Company’s assets under management are based on NAV and are represented by investments made by related parties and third parties in the feeder funds and on a direct basis.

22 of 41

Validus Holdings, Ltd.
Corporate and Investments
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Years Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Investment income
Managed net investment income (a)	$35,875	$41,071	$36,849	$27,923	$29,885	$141,718	$121,166

Operating expenses
General and administrative expenses	$19,973	$18,221	$17,872	$16,183	$24,222	$72,249	$75,724
Share compensation expenses	3,856	4,048	4,007	4,092	3,501	16,003	12,955
Finance expenses (a)	14,546	14,317	13,979	14,341	15,448	57,183	61,071
Dividends on preferred shares	2,203	2,252	—	—	—	4,455	—
Tax (benefit) expense (a)	(21,237)	1,830	1,706	(2,118)	(756)	(19,819)	6,376
Total operating expenses	$19,341	$40,668	$37,564	$32,498	$42,415	$130,071	$156,126

Other items
Net realized gains (losses) on managed investments (a)	$9,166	$4,080	$2,520	$(1,086)	$(3,353)	$14,680	$1,698
Change in net unrealized (losses) gains on managed investments (a)	(67,676)	4,652	30,052	47,078	(34,515)	14,106	(32,007)
Income (loss) from investment affiliates	2,166	453	(589)	(4,113)	(1,261)	(2,083)	4,281
Foreign exchange (losses) gains (a)	(850)	(1,067)	6,621	6,074	852	10,778	(8,172)
Other income (loss)	7	(1,529)	79	677	1,576	(766)	(1,002)
Total other items	$(57,187)	$6,589	$38,683	$48,630	$(36,701)	$36,715	$(35,202)

Total Corporate and Investments	$(40,653)	$6,992	$37,968	$44,055	$(49,231)	$48,362	$(70,162)

Notes:
(a) These items exclude the components which are included in Validus' share of AlphaCat and amounts which are consolidated from variable interest entities.

23 of 41

Validus Holdings, Ltd.
Segment Reconciliation - Three months ended
(Expressed in millions of U.S. Dollars, except share and per share information)

	Three Months Ended December 31, 2016
	Validus Re Segment	Talbot Segment	Western World Segment	AlphaCat & Consolidated Variable Interest Entities	Corporate & Investments	Eliminations	Total
Underwriting revenues
Gross premiums written	$38,835	$218,644	$87,030	$(264)	$—	$(4,791)	$339,454
Reinsurance premiums ceded	94	(38,233)	(7,287)	—	—	4,791	(40,635)
Net premiums written	38,929	180,411	79,743	(264)	—	—	298,819
Change in unearned premiums	185,584	(5,891)	(4,464)	66,351	—	—	241,580
Net premiums earned	224,513	174,520	75,279	66,087	—	—	540,399
Other insurance related income (loss)	52	66	216	4,664	—	(4,437)	561
Total underwriting revenues	224,565	174,586	75,495	70,751	—	(4,437)	540,960

Underwriting deductions
Losses and loss expenses	98,056	105,675	54,189	17,206	—	—	275,126
Policy acquisition costs	53,380	42,683	17,738	7,143	—	(55)	120,889
General and administrative expenses	20,191	24,550	9,576	8,061	19,973	(4,396)	77,955
Share compensation expenses	2,663	3,123	718	82	3,856	—	10,442
Total underwriting deductions	174,290	176,031	82,221	32,492	23,829	(4,451)	484,412

Underwriting income (loss)	$50,275	$(1,445)	$(6,726)	$38,259	$(23,829)	$14	$56,548

Other items (a)				45	(50,496)		(50,451)
Dividends on preferred shares					(2,203)		(2,203)
Net investment income				2,278	35,875	—	38,153
(Income) attributable to AlphaCat investors				(7,080)	—		(7,080)
Net (income) attributable to noncontrolling interest				(27,200)	—		(27,200)
Segmental income (loss)	50,275	(1,445)	(6,726)	6,302	(40,653)	14

Net income available to Validus common shareholders							$7,767

	Three Months Ended December 31, 2015
	Validus Re Segment	Talbot Segment	Western World Segment	AlphaCat & Consolidated Variable Interest Entities	Corporate & Investments	Eliminations	Total
Underwriting revenues
Gross premiums written	$14,349	$229,687	$71,132	$1,635	$—	$(7,198)	$309,605
Reinsurance premiums ceded	(87)	(34,752)	(5,487)	—	—	7,198	(33,128)
Net premiums written	14,262	194,935	65,645	1,635	—	—	276,477
Change in unearned premiums	217,652	8,985	(3,925)	44,111	—	—	266,823
Net premiums earned	231,914	203,920	61,720	45,746	—	—	543,300
Other insurance related income (loss)	257	287	257	6,349	—	(6,181)	969
Total underwriting revenues	232,171	204,207	61,977	52,095	—	(6,181)	544,269

Underwriting deductions
Losses and loss expenses	100,485	78,810	33,780	1,673	—	—	214,748
Policy acquisition costs	37,478	46,197	14,298	4,544	—	(232)	102,285
General and administrative expenses	20,174	39,965	9,578	10,577	24,222	(5,953)	98,563
Share compensation expenses	2,685	3,178	558	140	3,501	—	10,062
Total underwriting deductions	160,822	168,150	58,214	16,934	27,723	(6,185)	425,658

Underwriting income (loss)	$71,349	$36,057	$3,763	$35,161	$(27,723)	$4	$118,611

Other items (a)				(2,818)	(51,393)		(54,211)
Dividends on preferred shares					—		—
Net investment income				1,727	29,885		31,612
(Income) attributable to AlphaCat investors				(974)	—		(974)
Net (income) attributable to noncontrolling interest				(25,996)	—		(25,996)
Segmental income (loss)	71,349	36,057	3,763	7,100	(49,231)	4

Net income available to Validus common shareholders							$69,042

Notes:
(a) Other items includes finance expenses, tax benefit (expense), foreign exchange gains (losses), net realized and change in unrealized gains (losses) on investments, income from investment and operating affiliates and other income (loss).

24 of 41

Validus Holdings, Ltd.
Segment Reconciliation - Year ended
(Expressed in millions of U.S. Dollars, except share and per share information)

	Years Ended December 31, 2016
	Validus Re Segment	Talbot Segment	Western World Segment	AlphaCat & Consolidated Variable Interest Entities	Corporate & Investments	Eliminations	Total
Underwriting revenues
Gross premiums written	$1,111,054	$970,702	$323,220	$270,402	$—	$(26,673)	$2,648,705
Reinsurance premiums ceded	(111,564)	(175,729)	(22,634)	(6,451)	—	26,673	(289,705)
Net premiums written	999,490	794,973	300,586	263,951	—	—	2,359,000
Change in unearned premiums	(55,545)	(13,057)	(27,354)	(13,879)	—	—	(109,835)
Net premiums earned	943,945	781,916	273,232	250,072	—	—	2,249,165
Other insurance related (loss) income	(55)	455	912	22,386	—	(20,737)	2,961
Total underwriting revenues	943,890	782,371	274,144	272,458	—	(20,737)	2,252,126

Underwriting deductions
Losses and loss expenses	411,488	424,946	183,812	44,851	—	—	1,065,097
Policy acquisition costs	181,040	177,127	64,442	26,905	—	(32)	449,482
General and administrative expenses	72,770	134,479	43,280	34,333	72,249	(20,817)	336,294
Share compensation expenses	11,034	13,078	2,543	249	16,003	—	42,907
Total underwriting deductions	676,332	749,630	294,077	106,338	88,252	(20,849)	1,893,780

Underwriting income (loss)	$267,558	$32,741	$(19,933)	$166,120	$(88,252)	$112	$358,346

Other items (a)				2,478	(649)		1,829
Dividends on preferred shares					(4,455)		(4,455)
Net investment income				9,264	141,718	(597)	150,385
(Income) attributable to AlphaCat investors				(23,358)	—		(23,358)
Net (income) attributable to noncontrolling interest				(123,363)	—		(123,363)
Segmental income (loss)	267,558	32,741	(19,933)	31,141	48,362	(485)

Net income available to Validus common shareholders							$359,384

	Years Ended December 31, 2015
	Validus Re Segment	Talbot Segment	Western World Segment	AlphaCat & Consolidated Variable Interest Entities	Corporate & Investments	Eliminations	Total
Underwriting revenues
Gross premiums written	$1,126,759	$1,018,835	$278,504	$176,126		$(42,718)	$2,557,506
Reinsurance premiums ceded	(149,088)	(198,896)	(18,877)	(4,538)		42,718	(328,681)
Net premiums written	977,671	819,939	259,627	171,588		—	2,228,825
Change in unearned premiums	12,542	18,152	(977)	(11,653)		—	18,064
Net premiums earned	990,213	838,091	258,650	159,935		—	2,246,889
Other insurance related income (loss)	3,575	851	1,044	25,524		(24,881)	6,113
Total underwriting revenues	993,788	838,942	259,694	185,459		(24,881)	2,253,002

Underwriting deductions
Losses and loss expenses	457,976	347,322	171,878	657		—	977,833
Policy acquisition costs	166,387	187,535	41,408	16,327		(1,599)	410,058
General and administrative expenses	78,428	155,306	38,715	39,055	75,724	(23,519)	363,709
Share compensation expenses	10,350	12,373	2,083	580	12,955	—	38,341
Total underwriting deductions	713,141	702,536	254,084	56,619	88,679	(25,118)	1,789,941

Underwriting income (loss)	$280,647	$136,406	$5,610	$128,840	$(88,679)	$237	$463,061

Other items (a)				(17,967)	(102,649)		(120,616)
Dividends on preferred shares					—		—
Net investment income				6,658	121,166		127,824
(Income) attributable to AlphaCat investors				(2,412)	—		(2,412)
Net (income) attributable to noncontrolling interest				(92,964)	—		(92,964)
Segmental income (loss)	280,647	136,406	5,610	22,155	(70,162)	237

Net income available to Validus common shareholders							$374,893
Notes:
(a) Other items includes finance expenses, tax benefit (expense), foreign exchange gains (losses), net realized and change in unrealized gains (losses) on investments, income from investment and operating affiliates and other income (loss).

25 of 41

Validus Holdings, Ltd.
Non-GAAP Financial Measure Reconciliation
Net Operating Income available to Validus Common Shareholders, Net Operating Income per share available to Validus Common Shareholders and Annualized Net Operating Return on Average Equity
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended		Years Ended
	December 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Net income available to Validus common shareholders	$7,767	$69,042	$359,384	$374,893
Adjustments for:
Net realized (gains) losses on investments	(9,220)	2,928	(15,757)	(2,298)
Change in net unrealized losses (gains) on investments	67,460	34,862	(16,871)	32,395
(Income) loss from investment affiliates	(2,166)	1,261	2,083	(4,281)
Foreign exchange losses (gains)	901	(797)	(10,864)	8,731
Other (income) loss	(7)	(1,576)	766	1,002
Net (loss) income attributable to noncontrolling interest	(412)	(325)	457	(693)
Net operating income available to Validus common shareholders	$64,323	$105,395	$319,198	$409,749
Net investment income	(38,153)	(31,612)	(150,385)	(127,824)
Finance expenses	14,630	16,581	58,520	74,742
Dividends on preferred shares	2,203	—	4,455	—
Tax (benefit) expense	(21,147)	(756)	(19,729)	6,376
Loss from operating affiliate	—	1,708	23	3,949
Income attributable to AlphaCat investors	7,080	974	23,358	2,412
Net operating income attributable to noncontrolling interest	27,612	26,321	122,906	93,657
Underwriting income	$56,548	$118,611	$358,346	$463,061

Net operating income available to Validus common shareholders	$64,323	$105,395	$319,198	$409,749
Less: Dividends on outstanding warrants	—	—	—	(3,566)
Net operating income allocated to Validus, adjusted	$64,323	$105,395	$319,198	$406,183

Net income per share available to Validus common shareholders - diluted	$0.10	$0.81	$4.36	$4.34
Adjustments for:
Net realized (gains) losses on investments	(0.11)	0.03	(0.19)	(0.03)
Change in net unrealized losses (gains) on investments	0.84	0.42	(0.20)	0.38
(Income) loss from investment affiliates	(0.03)	0.01	0.03	(0.05)
Foreign exchange losses (gains)	0.01	(0.01)	(0.14)	0.10
Other (income) loss	—	(0.02)	0.01	0.01
Net (loss) income attributable to noncontrolling interest	(0.01)	—	0.01	(0.01)
Net operating income per share available to Validus common shareholders - diluted	$0.80	$1.24	$3.88	$4.74

Weighted average number of common shares and common share equivalents	80,621,967	85,181,258	82,359,460	86,426,760

Average shareholders' equity available to Validus common shareholders	$3,702,956	$3,641,970	$3,697,114	$3,641,920

Annualized return on average equity	0.8%	7.6%	9.7%	10.3%

Annualized net operating return on average equity	6.9%	11.6%	8.6%	11.3%

26 of 41

Validus Holdings, Ltd.
Consolidated Class of Business Policy Type Detail - Gross Premiums Written
(Expressed in thousands of U.S. Dollars, except share and per share information)

		Three Months Ended				Years Ended
		December 31, 2016		December 31, 2015		December 31, 2016		December 31, 2015
Line of business	Treaty type	Gross premiums written	%	Gross premiums written	%	Gross premiums written	%	Gross premiums written	%
Property	Treaty Reinsurance	$8,209	2.4%	$17,717	5.7%	$757,381	28.6%	$743,012	29.1%
	Facultative Reinsurance	34,363	10.1%	33,668	10.9%	133,525	5.0%	136,352	5.3%
	Direct Insurance	61,868	18.2%	47,035	15.2%	237,617	9.0%	198,336	7.8%
		104,440	30.7%	98,420	31.8%	1,128,523	42.6%	1,077,700	42.2%

Marine	Treaty Reinsurance	730	0.2%	6,630	2.1%	140,408	5.3%	188,141	7.3%
	Facultative Reinsurance	7,454	2.2%	11,541	3.7%	68,106	2.6%	86,378	3.4%
	Direct Insurance	28,894	8.5%	41,518	13.5%	155,142	5.9%	197,338	7.7%
		37,078	10.9%	59,689	19.3%	363,656	13.8%	471,857	18.4%

Specialty (a)	Treaty Reinsurance	47,453	14.0%	10,467	3.4%	603,290	22.8%	462,287	18.1%
	Facultative Reinsurance	26,467	7.8%	27,433	8.9%	92,110	3.5%	102,581	4.0%
	Direct Insurance	66,025	19.5%	56,348	18.2%	232,346	8.7%	217,595	8.5%
		139,945	41.3%	94,248	30.5%	927,746	35.0%	782,463	30.6%

Liability (b)	Direct Insurance	57,991	17.1%	57,248	18.4%	228,780	8.6%	225,486	8.8%
		57,991	17.1%	57,248	18.4%	228,780	8.6%	225,486	8.8%

Total	Treaty Reinsurance	56,392	16.6%	34,814	11.2%	1,501,079	56.7%	1,393,440	54.5%
	Facultative Reinsurance	68,284	20.1%	72,642	23.5%	293,741	11.1%	325,311	12.7%
	Direct Insurance	214,778	63.3%	202,149	65.3%	853,885	32.2%	838,755	32.8%
		$339,454	100.0%	$309,605	100.0%	$2,648,705	100.0%	$2,557,506	100.0%

Total	Reinsurance	56,392	16.6%	34,814	11.2%	1,501,079	56.7%	1,393,440	54.5%
	Insurance (c)	283,062	83.4%	274,791	88.8%	1,147,626	43.3%	1,164,066	45.5%
		$339,454	100.0%	$309,605	100.0%	$2,648,705	100.0%	$2,557,506	100.0%

Notes:
(a) For the Validus Re segment, the Specialty class includes Aerospace & Aviation, Agriculture, Casualty, Composite, Financial, Technical Lines, Terrorism, Trade Credit, Workers' Compensation and Other Specialty. Other Specialty includes Contingency, Crisis Management and Life and A&H. For the Talbot segment, Specialty includes Accident & Health, Aviation (Direct & Treaty), Contingency, Financial Lines and Political Lines. Political lines includes War, Political Risk and Political Violence. For the AlphaCat segment, Specialty includes Agriculture, Composite and Workers' Compensation.
(b) For the Western World segment, the Liability class includes general liability, professional liability, products liability and miscellaneous malpractice.
(c) Insurance includes facultative reinsurance and direct insurance.

27 of 41

Validus Holdings, Ltd.
Gross Premiums Written by Segment by Class of Business
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Years Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Validus Re
Property - Cat XOL (a)	$1,150	$33,032	$185,253	$126,074	$2,651	$345,509	$419,931
Property - Per Risk XOL	238	10,525	4,640	11,419	541	26,822	26,180
Property - Proportional (b)	9,145	10,204	26,141	55,144	12,371	100,634	101,298
Marine	(4,178)	(4,533)	7,806	106,603	(681)	105,698	152,670
Aerospace & Aviation	(1,574)	888	6,875	13,051	644	19,240	21,164
Agriculture	(9,681)	8,625	15,480	228,756	(15,001)	243,180	270,524
Casualty	31,991	7,539	22,990	23,587	7,117	86,107	7,117
Composite	2,281	8,932	7,404	40,627	906	59,244	41,130
Financial	10,163	9,565	3,790	22,733	891	46,251	16,882
Technical Lines	629	4,100	2,154	5,651	1,219	12,534	7,894
Terrorism	(2,116)	2,116	(1,346)	12,286	246	10,940	19,782
Trade Credit	28	(647)	36	38,862	1,693	38,279	24,145
Workers' Compensation	732	3,230	683	3,419	383	8,064	7,398
Other Specialty (c)	27	1,165	3,904	3,456	1,369	8,552	10,644
Total Validus Re Segment	38,835	94,741	285,810	691,668	14,349	1,111,054	1,126,759

AlphaCat
Property - Cat XOL (a)	(264)	3,933	93,282	163,835	1,635	260,786	176,126
Agriculture	4	77	2,798	—	—	2,879	—
Composite	—	—	2,821	2,697	—	5,518	—
Workers' Compensation	(4)	403	4	816	—	1,219	—
Total AlphaCat Segment	(264)	4,413	98,905	167,348	1,635	270,402	176,126

Talbot
Property	46,499	44,982	76,424	54,983	44,573	222,888	223,186
Downstream Energy and Power	24,872	19,319	35,222	14,784	29,353	94,197	103,936
Marine	39,635	48,093	85,992	88,220	60,648	261,940	327,539
Accident & Health	4,929	4,170	8,861	11,366	6,880	29,326	27,123
Aviation, Direct	16,398	10,241	8,676	5,916	19,801	41,231	51,851
Aviation Treaty	3,355	4,810	15,053	20,364	7,154	43,582	35,718
Contingency	14,160	6,183	6,665	8,404	4,202	35,412	17,335
Financial Lines	15,308	13,594	11,473	10,105	11,226	50,480	44,703
Political Lines (d)	53,488	38,282	47,701	52,175	45,850	191,646	187,444
Total Talbot Segment	218,644	189,674	296,067	266,317	229,687	970,702	1,018,835

Western World
Property	29,039	23,757	26,218	15,426	13,884	94,440	53,018
Liability (e)	57,991	61,503	60,753	48,533	57,248	228,780	225,486
Total Western World Segment	87,030	85,260	86,971	63,959	71,132	323,220	278,504

Intersegment Revenue
Property	(6,239)	(1,284)	(3,484)	(5,746)	(6,588)	(16,753)	(25,975)
Marine	1,621	466	(211)	(5,858)	(278)	(3,982)	(8,352)
Specialty	(173)	(852)	(16)	(4,897)	(332)	(5,938)	(8,391)
Total Intersegment Revenue Eliminated	(4,791)	(1,670)	(3,711)	(16,501)	(7,198)	(26,673)	(42,718)

Total Gross Premiums Written	$339,454	$372,418	$764,042	$1,172,791	$309,605	$2,648,705	$2,557,506
Notes:
(a) Property Cat XOL is comprised of Catastrophe XOL, Aggregate XOL, RPP. Per Event XOL, Second Event and Third Event covers.
(b) Proportional is comprised of Quota Share and Surplus Share cover.
(c) Other Specialty includes Contingency, Crisis Management and Life and A&H.
(d) Political Lines includes War, Political Risk and Political Violence.
(e) Liability includes includes general liability, professional liability, products liability and miscellaneous malpractice.

28 of 41

Validus Holdings, Ltd.
Consolidated Analysis of Reserves for Losses and Loss Expenses
(Expressed in thousands of U.S. Dollars, except share and per share information)

	At December 31, 2016			At December 31, 2015
	Reserve for losses and loss expenses	Loss reserves recoverable	Net	Reserve for losses and loss expenses	Loss reserves recoverable	Net
Property (a)	$830,672	$107,573	$723,099	$871,543	$95,966	$775,577
Marine	861,459	154,001	707,458	806,361	84,072	722,289
Specialty (b)	732,907	81,547	651,360	730,840	85,461	645,379
Liability (c)	570,157	87,300	482,857	587,823	85,087	502,736
Total	$2,995,195	$430,421	$2,564,774	$2,996,567	$350,586	$2,645,981

	At December 31, 2016			At December 31, 2015
	Case Reserves	IBNR	Total Reserves	Case Reserves	IBNR	Total Reserves
Property (a)	$390,141	$440,531	$830,672	$426,772	$444,771	$871,543
Marine	389,614	471,845	861,459	386,161	420,200	806,361
Specialty (b)	259,251	473,656	732,907	282,310	448,530	730,840
Liability (c)	198,766	371,391	570,157	183,454	404,369	587,823
Total	$1,237,772	$1,757,423	$2,995,195	$1,278,697	$1,717,870	$2,996,567

% of Total	41.3%	58.7%	100.0%	42.7%	57.3%	100.0%

Notes:
(a) For the Talbot segment, the Property class includes Downstream Energy and Power.
(b) For the Validus Re segment, the Specialty class includes Aerospace & Aviation, Agriculture, Casualty, Composite, Financial, Technical Lines, Terrorism, Trade Credit, Workers' Compensation and Other Specialty. Other Specialty includes Contingency, Crisis Management and Life and A&H. For the Talbot segment, Specialty includes Accident & Health, Aviation (Direct & Treaty), Contingency, Financial Lines and Political Lines. Political lines includes War, Political Risk and Political Violence. For the AlphaCat segment, Specialty includes Agriculture, Composite and Workers' Compensation.
(c) Liability includes general liability, professional liability, products liability and miscellaneous malpractice.

29 of 41

Validus Holdings, Ltd.
Consolidated Losses and Loss Ratios by Segment
(Expressed in thousands of U.S. Dollars, except share and per share information)

	At or for the Three Months Ended
	December 31, 2016						December 31, 2015
	Validus Re Segment	AlphaCat Segment	Talbot Segment	Western World	Eliminations	Total	Validus Re Segment	AlphaCat Segment	Talbot Segment	Western World	Eliminations	Total
Gross reserves at period beginning	$1,147,282	$37,144	$1,324,669	$588,845	$(61,953)	$3,035,987	$1,288,796	$9,658	$1,317,541	$616,522	$(60,232)	$3,172,285
Losses recoverable	(113,121)	—	(304,216)	(89,225)	61,953	(444,609)	(60,785)	—	(298,836)	(85,823)	60,232	(385,212)
Net reserves at period beginning	1,034,161	37,144	1,020,453	499,620	—	2,591,378	1,228,011	9,658	1,018,705	530,699	—	2,787,073

Incurred losses- current year	126,995	18,335	121,746	54,837	—	321,913	123,051	6,778	101,922	41,108	—	272,859
Change in prior accident years	(28,939)	(1,129)	(16,071)	(648)	—	(46,787)	(22,566)	(5,105)	(23,112)	(7,328)	—	(58,111)
Incurred losses	98,056	17,206	105,675	54,189	—	275,126	100,485	1,673	78,810	33,780	—	214,748

Foreign exchange	(14,497)	(250)	(9,561)	—	—	(24,308)	7,912	19	(5,210)	—	—	2,721

Paid losses - current year	(58,791)	(5,477)	(67,536)	(17,068)	—	(148,872)	(174,402)	—	(34,107)	(12,442)	—	(220,951)
Paid losses - prior years	(40,181)	(89)	(53,552)	(34,728)	—	(128,550)	(51,192)	(337)	(49,225)	(36,856)	—	(137,610)
Paid losses	(98,972)	(5,566)	(121,088)	(51,796)	—	(277,422)	(225,594)	(337)	(83,332)	(49,298)	—	(358,561)
Net reserves at period end	1,018,748	48,534	995,479	502,013	—	2,564,774	1,110,814	11,013	1,008,973	515,181	—	2,645,981
Losses recoverable	98,005	—	306,038	87,487	(61,109)	430,421	36,055	—	293,662	85,150	(64,281)	350,586
Gross reserves at period end	$1,116,753	$48,534	$1,301,517	$589,500	$(61,109)	$2,995,195	$1,146,869	$11,013	$1,302,635	$600,331	$(64,281)	$2,996,567

Net premiums earned	$224,513	$66,087	$174,520	$75,279		$540,399	$231,914	$45,746	$203,920	$61,720		$543,300

Current year loss ratio	56.6%	27.7%	69.8%	72.9%		59.6%	53.0%	14.8%	49.9%	66.6%		50.2%
Prior accident years adjustments	-12.9%	-1.7%	-9.2%	-0.9%		-8.7%	-9.7%	-11.1%	-11.3%	-11.9%		-10.7%
Net loss ratio	43.7%	26.0%	60.6%	72.0%		50.9%	43.3%	3.7%	38.6%	54.7%		39.5%

Paid to incurred	100.9%	32.3%	114.6%	95.6%		100.8%	224.5%	-20.1%	105.7%	145.9%		167.0%

	At or for the Years Ended
	December 31, 2016						December 31, 2015
	Validus Re Segment	AlphaCat Segment	Talbot Segment	Western World	Eliminations	Total	Validus Re Segment	AlphaCat Segment	Talbot Segment	Western World	Eliminations	Total
Gross reserves at period beginning	$1,146,869	$11,013	$1,302,635	$600,331	$(64,281)	$2,996,567	$1,333,878	$15,278	$1,352,056	$613,551	$(71,616)	$3,243,147
Losses recoverable	(36,055)	—	(293,662)	(85,150)	64,281	(350,586)	(70,279)	—	(290,581)	(88,222)	71,616	(377,466)
Net reserves at period beginning	1,110,814	11,013	1,008,973	515,181	—	2,645,981	1,263,599	15,278	1,061,475	525,329	—	2,865,681

Incurred losses- current year	530,021	47,588	510,756	192,924	—	1,281,289	586,592	8,854	493,679	194,845	—	1,283,970
Change in prior accident years	(118,533)	(2,737)	(85,810)	(9,112)	—	(216,192)	(128,616)	(8,197)	(146,357)	(22,967)	—	(306,137)
Incurred losses	411,488	44,851	424,946	183,812	—	1,065,097	457,976	657	347,322	171,878	—	977,833

Foreign exchange	1,519	(436)	(32,985)	—	—	(31,902)	(16,674)	(5)	(13,015)	—	—	(29,694)

Paid losses - current year	(192,527)	(6,649)	(146,742)	(43,316)	—	(389,234)	(199,919)	—	(90,007)	(36,241)	—	(326,167)
Paid losses - prior years	(312,546)	(245)	(258,713)	(153,664)	—	(725,168)	(394,168)	(4,917)	(296,802)	(145,785)	—	(841,672)
Paid losses	(505,073)	(6,894)	(405,455)	(196,980)	—	(1,114,402)	(594,087)	(4,917)	(386,809)	(182,026)	—	(1,167,839)
Net reserves at period end	1,018,748	48,534	995,479	502,013	—	2,564,774	1,110,814	11,013	1,008,973	515,181	—	2,645,981
Losses recoverable	98,005	—	306,038	87,487	(61,109)	430,421	36,055	—	293,662	85,150	(64,281)	350,586
Gross reserves at period end	$1,116,753	$48,534	$1,301,517	$589,500	$(61,109)	$2,995,195	$1,146,869	$11,013	$1,302,635	$600,331	$(64,281)	$2,996,567

Net premiums earned	$943,945	$250,072	$781,916	$273,232		$2,249,165	$990,213	$159,935	$838,091	$258,650		$2,246,889

Current year loss ratio	56.2%	19.0%	65.3%	70.6%		57.0%	59.2%	5.5%	58.9%	75.3%		57.1%
Prior accident years adjustments	-12.6%	-1.1%	-11.0%	-3.3%		-9.6%	-13.0%	-5.1%	-17.5%	-8.9%		-13.6%
Net loss ratio	43.6%	17.9%	54.3%	67.3%		47.4%	46.2%	0.4%	41.4%	66.4%		43.5%

Paid to incurred	122.7%	15.4%	95.4%	107.2%		104.6%	129.7%	NM	111.4%	105.9%		119.4%

30 of 41

Validus Holdings, Ltd.
Losses and Loss Ratios by Class of Business - Validus Re
(Expressed in thousands of U.S. Dollars, except share and per share information)

	At or for the Three Months Ended
	December 31, 2016				December 31, 2015
	Property	Marine	Specialty (a)	Total	Property	Marine	Specialty (a)	Total
Gross reserves at period beginning	$503,273	$365,444	$278,565	$1,147,282	$574,926	$331,284	$382,586	$1,288,796
Losses recoverable	(55,920)	(53,463)	(3,738)	(113,121)	(48,119)	(8,262)	(4,404)	(60,785)
Net reserves at period beginning	447,353	311,981	274,827	1,034,161	526,807	323,022	378,182	1,228,011

Incurred losses - current year	45,073	14,502	67,420	126,995	41,967	21,507	59,577	123,051
Change in prior accident years	(5,852)	(9,468)	(13,619)	(28,939)	(11,906)	(10,235)	(425)	(22,566)
Incurred losses	39,221	5,034	53,801	98,056	30,061	11,272	59,152	100,485

Foreign exchange	(11,660)	(1,040)	(1,797)	(14,497)	8,421	(263)	(246)	7,912

Paid losses - current year	(20,625)	(3,662)	(34,504)	(58,791)	(9,034)	(983)	(164,385)	(174,402)
Paid losses - prior years	(32,443)	(8,978)	1,240	(40,181)	(23,160)	(16,742)	(11,290)	(51,192)
Paid losses	(53,068)	(12,640)	(33,264)	(98,972)	(32,194)	(17,725)	(175,675)	(225,594)
Net reserves at period end	421,846	303,335	293,567	1,018,748	533,095	316,306	261,413	1,110,814
Losses recoverable	42,873	52,970	2,162	98,005	23,109	8,993	3,953	36,055
Gross reserves at period end	$464,719	$356,305	$295,729	$1,116,753	$556,204	$325,299	$265,366	$1,146,869

Net premiums earned	$97,744	$24,047	$102,722	$224,513	$107,510	$34,326	$90,078	$231,914

Current year loss ratio	46.1%	60.3%	65.7%	56.6%	39.1%	62.7%	66.2%	53.0%
Prior accident years adjustments	-6.0%	-39.4%	-13.3%	-12.9%	-11.1%	-29.8%	-0.5%	-9.7%
Net loss ratio	40.1%	20.9%	52.4%	43.7%	28.0%	32.9%	65.7%	43.3%

Paid to incurred	135.3%	251.1%	61.8%	100.9%	107.1%	157.2%	297.0%	224.5%

	At or for the Years Ended
	December 31, 2016				December 31, 2015
	Property	Marine	Specialty (a)	Total	Property	Marine	Specialty (a)	Total
Gross reserves at period beginning	$556,204	$325,299	$265,366	$1,146,869	$742,461	$341,902	$249,515	$1,333,878
Losses recoverable	(23,109)	(8,993)	(3,953)	(36,055)	(62,159)	(2,500)	(5,620)	(70,279)
Net reserves at period beginning	533,095	316,306	261,413	1,110,814	680,302	339,402	243,895	1,263,599

Incurred losses - current year	155,747	70,030	304,244	530,021	156,575	130,766	299,251	586,592
Change in prior accident years	(57,888)	(24,435)	(36,210)	(118,533)	(70,343)	(39,460)	(18,813)	(128,616)
Incurred losses	97,859	45,595	268,034	411,488	86,232	91,306	280,438	457,976

Foreign exchange	3,634	(879)	(1,236)	1,519	(14,039)	(1,486)	(1,149)	(16,674)

Paid losses - current year	(27,648)	(8,821)	(156,058)	(192,527)	(16,854)	(3,715)	(179,350)	(199,919)
Paid losses - prior years	(185,094)	(48,866)	(78,586)	(312,546)	(202,546)	(109,201)	(82,421)	(394,168)
Paid losses	(212,742)	(57,687)	(234,644)	(505,073)	(219,400)	(112,916)	(261,771)	(594,087)
Net reserves at period end	421,846	303,335	293,567	1,018,748	533,095	316,306	261,413	1,110,814
Losses recoverable	42,873	52,970	2,162	98,005	23,109	8,993	3,953	36,055
Gross reserves at period end	$464,719	$356,305	$295,729	$1,116,753	$556,204	$325,299	$265,366	$1,146,869

Net premiums earned	$398,818	$111,172	$433,955	$943,945	$431,126	$147,565	$411,522	$990,213

Current year loss ratio	39.0%	63.0%	70.1%	56.2%	36.3%	88.6%	72.7%	59.2%
Prior accident years adjustments	-14.5%	-22.0%	-8.3%	-12.6%	-16.3%	-26.7%	-4.6%	-13.0%
Net loss ratio	24.5%	41.0%	61.8%	43.6%	20.0%	61.9%	68.1%	46.2%

Paid to incurred	217.4%	126.5%	87.5%	122.7%	254.4%	123.7%	93.3%	129.7%
Notes:
(a) For the Validus Re segment, the Specialty class includes Aerospace & Aviation, Agriculture, Casualty, Composite, Financial, Technical Lines, Terrorism, Trade Credit, Workers' Compensation and Other Specialty. Other Specialty includes Contingency, Crisis Management and Life and A&H.

31 of 41

Validus Holdings, Ltd.
Losses and Loss Ratios by Class of Business - Talbot
(Expressed in thousands of U.S. Dollars, except share and per share information)

	At or for the Three Months Ended
	December 31, 2016				December 31, 2015
	Property (a)	Marine	Specialty (a)	Total	Property (a)	Marine	Specialty (a)	Total
Gross reserves at period beginning	$318,692	$534,062	$471,915	$1,324,669	$327,820	$510,453	$479,268	$1,317,541
Losses recoverable	(89,398)	(117,217)	(97,601)	(304,216)	(108,153)	(96,250)	(94,433)	(298,836)
Net reserves at period beginning	229,294	416,845	374,314	1,020,453	219,667	414,203	384,835	1,018,705

Incurred losses - current year	53,427	34,280	34,039	121,746	27,163	38,683	36,076	101,922
Change in prior accident years	(7,399)	(1,227)	(7,445)	(16,071)	(5,252)	(12,742)	(5,118)	(23,112)
Incurred losses	46,028	33,053	26,594	105,675	21,911	25,941	30,958	78,810

Foreign exchange	(2,883)	(2,925)	(3,753)	(9,561)	(1,032)	(1,654)	(2,524)	(5,210)

Paid losses - current year	(22,763)	(27,942)	(16,831)	(67,536)	(11,085)	(11,636)	(11,386)	(34,107)
Paid losses - prior years	(8,925)	(14,908)	(29,719)	(53,552)	(10,437)	(20,871)	(17,917)	(49,225)
Paid losses	(31,688)	(42,850)	(46,550)	(121,088)	(21,522)	(32,507)	(29,303)	(83,332)
Net reserves at period end	240,751	404,123	350,605	995,479	219,024	405,983	383,966	1,008,973
Losses recoverable	93,774	125,677	86,587	306,038	109,502	95,494	88,666	293,662
Gross reserves at period end	$334,525	$529,800	$437,192	$1,301,517	$328,526	$501,477	$472,632	$1,302,635

Net premiums earned	$54,730	$52,191	$67,599	$174,520	$54,803	$72,919	$76,198	$203,920

Current year loss ratio	97.6%	65.7%	50.3%	69.8%	49.6%	53.1%	47.3%	49.9%
Prior accident years adjustments	-13.5%	-2.4%	-11.0%	-9.2%	-9.6%	-17.5%	-6.7%	-11.3%
Net loss ratio	84.1%	63.3%	39.3%	60.6%	40.0%	35.6%	40.6%	38.6%

Paid to incurred	68.8%	129.6%	175.0%	114.6%	98.2%	125.3%	94.7%	105.7%

	At or for the Years Ended
	December 31, 2016				December 31, 2015
	Property (a)	Marine	Specialty (a)	Total	Property (a)	Marine	Specialty (a)	Total
Gross reserves at period beginning	$328,526	$501,477	$472,632	$1,302,635	$385,370	$497,895	$468,791	$1,352,056
Losses recoverable	(109,502)	(95,494)	(88,666)	(293,662)	(142,679)	(76,205)	(71,697)	(290,581)
Net reserves at period beginning	219,024	405,983	383,966	1,008,973	242,691	421,690	397,094	1,061,475

Incurred losses - current year	181,037	158,896	170,823	510,756	139,200	194,441	160,038	493,679
Change in prior accident years	(38,368)	(11,738)	(35,704)	(85,810)	(52,393)	(63,920)	(30,044)	(146,357)
Incurred losses	142,669	147,158	135,119	424,946	86,807	130,521	129,994	347,322

Foreign exchange	(6,829)	(10,269)	(15,887)	(32,985)	(2,909)	(4,188)	(5,918)	(13,015)

Paid losses - current year	(49,044)	(53,710)	(43,988)	(146,742)	(25,682)	(27,184)	(37,141)	(90,007)
Paid losses - prior years	(65,069)	(85,039)	(108,605)	(258,713)	(81,883)	(114,856)	(100,063)	(296,802)
Paid losses	(114,113)	(138,749)	(152,593)	(405,455)	(107,565)	(142,040)	(137,204)	(386,809)
Net reserves at period end	240,751	404,123	350,605	995,479	219,024	405,983	383,966	1,008,973
Losses recoverable	93,774	125,677	86,587	306,038	109,502	95,494	88,666	293,662
Gross reserves at period end	$334,525	$529,800	$437,192	$1,301,517	$328,526	$501,477	$472,632	$1,302,635

Net premiums earned	$227,854	$260,220	$293,842	$781,916	$221,303	$318,958	$297,830	$838,091

Current year loss ratio	79.4%	61.1%	58.2%	65.3%	62.9%	60.9%	53.7%	58.9%
Prior accident years adjustments	-16.8%	-4.5%	-12.2%	-11.0%	-23.7%	-20.0%	-10.1%	-17.5%
Net loss ratio	62.6%	56.6%	46.0%	54.3%	39.2%	40.9%	43.6%	41.4%

Paid to incurred	80.0%	94.3%	112.9%	95.4%	123.9%	108.8%	105.5%	111.4%
Notes:
(a) For the Talbot segment, the Property class includes Downstream Energy and Power. The Specialty class includes Accident & Health, Aviation (Direct & Treaty), Contingency, Financial Lines and Political Lines. Political Lines includes War, Political Risk and Political Violence.

32 of 41

Validus Holdings, Ltd.
Losses and Loss Ratios by Class of Business - Western World
(Expressed in thousands of U.S. Dollars, except share and per share information)

	At or for the Three Months Ended
	December 31, 2016			December 31, 2015
	Property	Liability (a)	Total	Property	Liability (a)	Total
Gross reserves at period beginning	$15,743	$573,102	$588,845	$14,436	$602,086	$616,522
Losses recoverable	(2,686)	(86,539)	(89,225)	(383)	(85,440)	(85,823)
Net reserves at period beginning	13,057	486,563	499,620	14,053	516,646	530,699

Incurred losses- current year	16,759	38,078	54,837	4,184	36,924	41,108
Change in prior accident years	(125)	(523)	(648)	(1,397)	(5,931)	(7,328)
Incurred losses	16,634	37,555	54,189	2,787	30,993	33,780

Paid losses - current year	(10,253)	(6,815)	(17,068)	(4,252)	(8,190)	(12,442)
Paid losses - prior years	(282)	(34,446)	(34,728)	(143)	(36,713)	(36,856)
Paid losses	(10,535)	(41,261)	(51,796)	(4,395)	(44,903)	(49,298)
Net reserves at period end	19,156	482,857	502,013	12,445	502,736	515,181
Losses recoverable	187	87,300	87,487	63	85,087	85,150
Gross reserves at period end	$19,343	$570,157	$589,500	$12,508	$587,823	$600,331

Net premiums earned	$20,084	$55,195	$75,279	$11,578	$50,142	$61,720

Current year loss ratio	83.4%	68.9%	72.9%	36.2%	73.6%	66.6%
Prior accident years adjustments	-0.6%	-0.9%	-0.9%	-12.1%	-11.8%	-11.9%
Net loss ratio	82.8%	68.0%	72.0%	24.1%	61.8%	54.7%

Paid to incurred	63.3%	109.9%	95.6%	157.7%	144.9%	145.9%

	At or for the Years Ended
	December 31, 2016			December 31, 2015
	Property	Liability (a)	Total	Property	Liability (a)	Total
Gross reserves at period beginning	$12,508	$587,823	$600,331	$20,303	$593,248	$613,551
Losses recoverable	(63)	(85,087)	(85,150)	(4,704)	(83,518)	(88,222)
Net reserves at period beginning	12,445	502,736	515,181	15,599	509,730	525,329

Incurred losses- current year	48,170	144,754	192,924	29,149	165,696	194,845
Change in prior accident years	(2,701)	(6,411)	(9,112)	(6,045)	(16,922)	(22,967)
Incurred losses	45,469	138,343	183,812	23,104	148,774	171,878

Paid losses - current year	(31,000)	(12,316)	(43,316)	(19,965)	(16,276)	(36,241)
Paid losses - prior years	(7,758)	(145,906)	(153,664)	(6,293)	(139,492)	(145,785)
Paid losses	(38,758)	(158,222)	(196,980)	(26,258)	(155,768)	(182,026)
Net reserves at period end	19,156	482,857	502,013	12,445	502,736	515,181
Losses recoverable	187	87,300	87,487	63	85,087	85,150
Gross reserves at period end	$19,343	$570,157	$589,500	$12,508	$587,823	$600,331

Net premiums earned	$63,154	$210,078	$273,232	$44,083	$214,567	$258,650

Current year loss ratio	76.3%	69.0%	70.6%	66.1%	77.2%	75.3%
Prior accident years adjustments	-4.3%	-3.1%	-3.3%	-13.7%	-7.9%	-8.9%
Net loss ratio	72.0%	65.9%	67.3%	52.4%	69.3%	66.4%

Paid to incurred	85.2%	114.4%	107.2%	113.7%	104.7%	105.9%

Notes:
(a) For the Western World segment, the Liability class includes general liability, professional liability, products liability and miscellaneous malpractice.

33 of 41

Validus Holdings, Ltd.
Analysis of Loss Ratios by Segment
(Expressed in thousands of U.S. Dollars, except share and per share information)

	Three Months Ended					Years Ended
	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Validus Re Segment
Current period - excluding items below	47.5%	53.1%	45.7%	44.5%	52.9%	47.6%	50.1%
Current period - notable loss events	9.1%	0.0%	7.2%	0.0%	0.1%	4.1%	7.3%
Current period - non-notable loss events	0.0%	4.5%	13.1%	0.0%	0.0%	4.5%	1.8%
Change in prior accident years	(12.9)%	(14.5)%	(12.5)%	(10.5)%	(9.7)%	(12.6)%	(13.0)%
Net loss ratio	43.7%	43.1%	53.5%	34.0%	43.3%	43.6%	46.2%

AlphaCat Segment
Current period - excluding items below	3.3%	5.6%	14.2%	4.6%	14.8%	6.8%	5.5%
Current period - notable loss events	24.2%	1.5%	12.3%	0.0%	0.0%	9.7%	0.0%
Current period - non-notable loss events	0.2%	0.0%	10.3%	0.0%	0.0%	2.5%	0.0%
Change in prior accident years	(1.7)%	(0.4)%	(0.7)%	(1.5)%	(11.1)%	(1.1)%	(5.1)%
Net loss ratio	26.0%	6.7%	36.1%	3.1%	3.7%	17.9%	0.4%

Talbot Segment
Current period - excluding items below	62.6%	58.9%	58.0%	59.4%	50.1%	59.6%	55.4%
Current period - notable loss events	7.1%	0.0%	5.8%	0.0%	(0.2)%	3.1%	2.9%
Current period - non-notable loss events	0.1%	5.7%	4.5%	0.0%	0.0%	2.6%	0.6%
Change in prior accident years	(9.2)%	(9.4)%	(14.1)%	(11.0)%	(11.3)%	(11.0)%	(17.5)%
Net loss ratio	60.6%	55.2%	54.2%	48.4%	38.6%	54.3%	41.4%

Western World Segment
Current period - excluding items below	68.3%	65.8%	71.2%	71.7%	66.6%	69.1%	75.3%
Current period - notable loss events	4.5%	0.0%	0.0%	0.0%	0.0%	1.2%	0.0%
Current period - non-notable loss events	0.1%	0.0%	1.0%	0.0%	0.0%	0.3%	0.0%
Change in prior accident years	(0.9)%	(1.2)%	(4.8)%	(7.2)%	(11.9)%	(3.3)%	(8.9)%
Net loss ratio	72.0%	64.6%	67.4%	64.5%	54.7%	67.3%	66.4%

Consolidated
Current period - excluding items below	49.8%	51.2%	49.6%	48.7%	50.2%	49.9%	51.8%
Current period - notable loss events	9.7%	0.2%	6.4%	0.0%	0.0%	4.0%	4.3%
Current period - non-notable loss events	0.1%	3.8%	8.4%	0.0%	0.0%	3.1%	1.0%
Change in prior accident years	(8.7)%	(9.4)%	(10.9)%	(9.4)%	(10.7)%	(9.6)%	(13.6)%
Net loss ratio	50.9%	45.8%	53.5%	39.3%	39.5%	47.4%	43.5%

Notes:
For disclosure purposes, only those loss events which aggregate to over $30.0 million on a consolidated basis (“notable loss events”) are disclosed separately in the Company’s analysis of loss ratios and also included in the reserve for notable loss events and reserve for development on notable loss events table in the Company’s Annual Report on Form 10-K.  In addition, loss events which aggregate to over $15.0 million but less than $30.0 million on a consolidated basis (“non-notable loss events") are incorporated into the Company’s analysis of loss ratios. Net losses and loss expenses are net of reinsurance but not net of reinstatement premiums.

34 of 41

Validus Holdings, Ltd.
Consolidated Reinsurance Recoverable Analysis
(Expressed in thousands of U.S. Dollars, except share and per share information)

Consolidated Reinsurance Recoverable at December 31, 2016
Categories	Reinsurance Recoverable (a)%		Top 10 Reinsurers	Rating (b)	Reinsurance Recoverable (a)%
Top 10 reinsurers	$395,308	84.9%	Lloyd's Syndicates	A+	$84,419	18.2%
Other reinsurers' balances > $1 million	66,944	14.4%	Swiss Re	AA-	84,044	18.1%
Other reinsurers' balances < $1 million	3,416	0.7%	Fully collateralized reinsurers	NR	83,088	17.8%
Total	$465,668	100.0%	Hannover Re	AA-	50,603	10.9%
			Everest Re	A+	36,912	7.9%
			Munich Re	AA-	18,214	3.9%
			Transatlantic Re	A+	10,593	2.3%
			Hamilton Re	A-	10,343	2.2%
			Toa Re	A+	9,510	2.0%
			National Indemnity Company	AA+	7,582	1.6%
			Total		$395,308	84.9%

Consolidated Reinsurance Recoverable at December 31, 2015
Categories	Reinsurance Recoverable (a)%		Top 10 Reinsurers	Rating (b)	Reinsurance Recoverable (a)%
Top 10 reinsurers	$303,108	81.1%	Swiss Re	AA-	$83,048	22.2%
Other reinsurers' balances > $1 million	61,222	16.4%	Lloyd's Syndicates	A+	66,356	17.8%
Other reinsurers' balances < $1 million	9,327	2.5%	Hannover Re	AA-	43,765	11.7%
Total	$373,657	100.0%	Everest Re	A+	43,060	11.5%
			Munich Re	AA-	18,707	5.0%
			Transatlantic Re	A+	11,923	3.2%
			Hamilton Re	A-	10,898	2.9%
			National Indemnity Company	AA+	10,293	2.8%
			XL Re	A+	8,728	2.3%
			Toa Re	A+	6,330	1.7%
			Total		$303,108	81.1%

Notes:
(a) Reinsurance Recoverable includes Loss Reserves Recoverable and Paid Losses Recoverable.
(b) 99.1% of Reinsurance Recoverable at December 31, 2016 were from reinsurers rated A- or better by internationally recognized rating agencies or were fully collateralized.

35 of 41

Validus Holdings, Ltd.
Consolidated Investment Portfolio Composition and Net Investment Income
(Expressed in thousands of U.S. Dollars, except share and per share information)

Investment portfolio	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Managed investments, cash and cash equivalents and restricted cash
U.S. Government and Government Agency	$804,126	$837,546	$931,803	$910,319	$937,202
Non-U.S. Government and Government Agency	240,791	248,390	215,250	222,085	237,968
States, municipalities, political subdivision	271,830	283,361	285,412	293,622	301,289
Agency residential mortgage-backed securities	679,595	657,876	676,783	663,939	610,582
Non-Agency residential mortgage-backed securities	15,477	20,615	23,389	25,350	26,920
U.S. corporate	1,534,508	1,526,677	1,556,047	1,506,619	1,489,951
Non-U.S. corporate	410,227	431,632	364,406	395,056	446,570
Bank loans	570,399	587,537	597,062	603,427	576,211
Asset-backed securities	526,814	485,519	429,340	406,827	437,124
Commercial mortgage-backed securities	330,932	340,797	314,033	276,941	260,135
Total fixed maturities	5,384,699	5,419,950	5,393,525	5,304,185	5,323,952
Total short-term investments	228,386	197,803	189,628	195,286	237,369
Total other investments	405,712	394,695	359,526	344,151	336,856
Investment in investment affiliates	100,431	99,731	99,278	84,135	87,673
Cash and cash equivalents	415,419	439,192	500,000	525,219	537,636
Restricted cash	15,000	9,970	1,663	—	—
Total managed investments, cash and cash equivalents and restricted cash (a)	6,549,647	6,561,341	6,543,620	6,452,976	6,523,486
Non-managed investments, cash and cash equivalents and restricted cash
Catastrophe bonds	158,331	156,391	158,061	177,119	186,379
Short-term investments	2,567,784	2,283,603	2,180,026	1,912,913	1,704,266
Cash and cash equivalents	4,557	4,800	68,798	44,555	185,473
Restricted cash	55,956	103,078	94,359	108,395	73,270
Total non-managed investments, cash and cash equivalents and restricted cash (a)	2,786,628	2,547,872	2,501,244	2,242,982	2,149,388

Total investments, cash and cash equivalents and restricted cash	$9,336,275	$9,109,213	$9,044,864	$8,695,958	$8,672,874

	Three Months Ended					Years Ended
Net investment income	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015	December 31, 2016	December 31, 2015
Managed investments (a)
Fixed maturities and short-term investments	$29,875	$30,572	$30,621	$28,017	$29,900	$119,085	$113,627
Other investments	7,194	11,768	8,026	872	1,019	27,860	13,307
Cash and cash equivalents and restricted cash	803	891	380	865	732	2,939	1,911
Securities lending income	16	22	12	5	3	55	16
Total gross investment income	37,888	43,253	39,039	29,759	31,654	149,939	128,861
Investment expenses	(2,013)	(2,182)	(2,190)	(1,836)	(1,769)	(8,221)	(7,695)
Total managed net investment income	$35,875	$41,071	$36,849	$27,923	$29,885	$141,718	$121,166

Annualized effective investment yield - managed investments (b)	2.25%	2.58%	2.34%	1.79%	1.90%	2.24%	1.91%

Non-managed investments
Fixed maturities and short-term investments	$1,689	$1,970	$1,977	$1,295	$1,677	$6,931	$6,528
Cash and cash equivalents and restricted cash	589	473	431	243	50	1,736	130
Total non-managed net investment income	2,278	2,443	2,408	1,538	1,727	8,667	6,658
Total net investment income	$38,153	$43,514	$39,257	$29,461	$31,612	$150,385	$127,824
Notes:
(a) Managed investments represent assets governed by the Company’s investment policy statement (“IPS”) whereas, non-managed investments represent assets held in support of consolidated AlphaCat variable interest entities which are not governed by the Company’s IPS.
(b) Annualized investment yield is calculated by dividing net investment income by the average balance of the yield bearing assets managed by our portfolio managers (including funds of high grade structured products which are included in other investments, but excluding all other investments). Average assets for the three months ended is the average of the beginning and ending quarter end asset balances. Average assets for the year ended is the average of the beginning, ending and intervening quarter end asset balances. Percentages for the quarter periods are annualized.

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Validus Holdings, Ltd.
Consolidated Fixed Maturity Portfolio Credit Quality and Maturity Profile
(Expressed in thousands of U.S. Dollars, except share and per share information)

	December 31, 2016		December 31, 2015
Fixed maturities - Credit Quality	Fair Value	%	Fair Value	%
Managed fixed maturities:
AAA	$2,405,597	43.4%	$2,367,642	43.0%
AA	538,289	9.7%	569,386	10.3%
A	1,081,949	19.5%	1,031,326	18.7%
BBB	740,861	13.4%	691,538	12.6%
Total investment grade managed fixed maturities	4,766,696	86.0%	4,659,892	84.6%

BB	213,568	3.9%	235,724	4.3%
B	177,737	3.2%	179,069	3.2%
CCC	13,371	0.2%	5,706	0.1%
CC	—	0.0%	1,015	0.0%
NR	213,327	3.8%	242,546	4.4%
Total non-investment grade managed fixed maturities	618,003	11.1%	664,060	12.0%
Total managed fixed maturities	$5,384,699	97.1%	$5,323,952	96.6%

Non-managed fixed maturities:
BBB	—	0.0%	1,911	0.0%
Total investment grade non-managed catastrophe bonds	—	0.0%	1,911	0.0%

BB	29,731	0.6%	70,962	1.3%
B	4,524	0.1%	30,698	0.6%
NR	124,076	2.2%	82,808	1.5%
Total non-investment grade non-managed catastrophe bonds	158,331	2.9%	184,468	3.4%
Total non-managed fixed maturities	$158,331	2.9%	$186,379	3.4%
Total fixed maturities	$5,543,030	100.0%	$5,510,331	100.0%

	December 31, 2016		December 31, 2015
Fixed maturities - Maturity Profile	Fair Value	%	Fair Value	%
Managed investments
Due in one year or less	$346,161	6.2%	$366,019	6.6%
Due after one year through five years	2,933,146	52.9%	2,936,053	53.3%
Due after five years through ten years	426,647	7.7%	539,083	9.8%
Due after ten years	125,927	2.3%	148,036	2.7%
	3,831,881	69.1%	3,989,191	72.4%
Asset-backed and mortgage backed securities	1,552,818	28.0%	1,334,761	24.2%
Total managed fixed maturities	5,384,699	97.1%	5,323,952	96.6%

Non-managed catastrophe bonds
Due in one year or less	45,418	0.8%	7,544	0.1%
Due after one year through five years	111,656	2.1%	163,575	3.0%
Due after five years through ten years	1,257	0.0%	15,260	0.3%
Due after ten years	—	0.0%	—	0.0%
Total non-managed fixed maturities	158,331	2.9%	186,379	3.4%
Total fixed maturities	$5,543,030	100.0%	$5,510,331	100.0%

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Validus Holdings, Ltd.
Top Ten Exposures to Fixed Income Corporate Issuers
(Expressed in thousands of U.S. Dollars, except share and per share information)

	December 31, 2016
Issuer (a)	Fair Value (b)	S&P Rating (c)	% of Managed Investments, Cash and Cash Equivalents
JPMorgan Chase & Co	$66,827	BBB+	1.0%
Citigroup Inc	52,737	BBB	0.8%
Bank of America Corp	50,280	BBB+	0.8%
Morgan Stanley	48,273	BBB+	0.7%
Goldman Sachs Group	46,261	BBB+	0.7%
Wells Fargo & Company	44,596	A	0.7%
Anheuser-Busch Inbev NV	39,674	A-	0.6%
Bank of New York Mellon Corp	34,619	A	0.5%
HSBC Holdings plc	29,411	A	0.4%
US Bancorp	28,175	AA-	0.4%
Total	$440,853		6.6%

Notes:
(a) Issuers exclude government-backed, government-sponsored enterprises and cash and cash equivalents.

(b) Credit exposures represent only direct exposure to fixed maturities and short-term investments of the parent issuer and its major subsidiaries. These exposures exclude asset and mortgage backed securities that were issued, sponsored or serviced by the parent.

(c) Investment ratings are the median of Moody's, Standard & Poor's and Fitch, presented in Standard & Poor's equivalent rating. For investments where three ratings are unavailable, the lower of the ratings shall apply, presented in Standard & Poor's equivalent rating.

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Validus Holdings, Ltd.
Capitalization
(Expressed in thousands of U.S. Dollars, except share and per share information)

Capitalization	December 31, 2016	September 30, 2016	June 30, 2016	March 31, 2016	December 31, 2015
Senior Notes (a)	$245,362	$245,311	$245,261	$245,211	$245,161
Junior Subordinated Deferrable Debentures (JSDs) (b)	289,800	289,800	289,800	289,800	289,800
Flagstone Junior Subordinated Deferrable Debentures (JSDs) (c)	247,426	248,368	248,187	248,535	247,868
Total debt	$782,588	$783,479	$783,248	$783,546	$782,829

Redeemable noncontrolling interest	$1,528,001	$1,559,580	$1,532,283	$1,409,037	$1,111,714

Preferred shares, liquidation value (d)	$150,000	$150,000	$150,000	$—	$—
Ordinary shares, capital and surplus available to Validus common shareholders	3,711,507	3,738,712	3,734,438	3,739,864	3,651,544
Accumulated other comprehensive (loss)	(23,216)	(21,092)	(18,182)	(15,438)	(12,569)
Noncontrolling interest	165,977	222,996	212,154	157,223	154,662
Total shareholders' equity	$4,004,268	$4,090,616	$4,078,410	$3,881,649	$3,793,637

Total capitalization (e)	$6,314,857	$6,433,675	$6,393,941	$6,074,232	$5,688,180
Total capitalization available to Validus (f)	$4,620,879	$4,651,099	$4,649,504	$4,507,972	$4,421,804

Debt to total capitalization	12.4%	12.2%	12.2%	12.9%	13.8%
Debt (excluding JSDs) to total capitalization	3.9%	3.8%	3.8%	4.0%	4.3%
Debt to total capitalization available to Validus	16.9%	16.8%	16.8%	17.4%	17.7%
Debt (excluding JSDs) to total capitalization available to Validus	5.3%	5.3%	5.3%	5.4%	5.5%
Notes:
(a) On January 21, 2010, the Company offered and sold $250,000 of Senior Notes due 2040 (the “2010 Senior Notes”) in a registered public offering. The 2010 Senior Notes mature on January 26, 2040, and are redeemable at the Company’s option in whole any time or in part from time to time at a make-whole redemption price. Interest on the 2010 Senior Notes is payable at 8.875% per annum through January 26, 2040. Interest on the Notes is payable semi-annually in arrears on January 26 and July 26 of each year, commencing on July 26, 2010. The net proceeds of $244.0 million from the sale of the 2010 Senior Notes, after the deduction of commissions paid to the underwriters in the transaction and other expenses, was used by the Company for general corporate purposes, which included the repurchase of our outstanding capital stock and dividends to our shareholders.

(b) $150.0 million of Junior Subordinated Deferrable Debentures ( the "2006 Junior Subordinated Deferrable Debentures") were issued on June 15, 2006, mature on June 15, 2036, are redeemable at the Company's option at par beginning June 15, 2011, and require quarterly interest payments at a rate of 9.069% per annum through June 15, 2011 and thereafter at a floating rate of three-month LIBOR plus 355 basis points, reset quarterly. $200.0 million of Junior Subordinated Deferrable Debentures ("2007 Junior Subordinated Deferrable Debentures") were issued on June 21, 2007, mature on June 15, 2037, are redeemable at the Company's option at par beginning June 15, 2012, and require quarterly interest payments at a rate of 8.480% per annum through June 15, 2012, and thereafter at a floating rate of three-month LIBOR plus 295 basis points, reset quarterly. During 2008 and 2009, the Company repurchased $60.2 million principal amount of its 2007 Junior Subordinated Deferrable Debentures due 2037 from an unaffiliated financial institution.

(c) As part of the acquisition of Flagstone Reinsurance Holdings, S.A., the Company assumed $137.2 million of junior subordinated deferrable interest debentures due 2036 (the “Flagstone 2006 Junior Subordinated Deferrable Debentures”). The Flagstone 2006 Junior Subordinated Deferrable Debentures mature on September 15, 2036, are redeemable at the Company's option at par beginning September 15, 2011, and require quarterly interest payments by the Company to the holders of the Flagstone 2006 Junior Subordinated Deferrable Debentures. Interest is payable at a floating rate of three-month LIBOR plus 354 basis points, reset quarterly.

In addition, the Company assumed $113.7 million of junior subordinated deferrable interest debentures due 2037 (the “Flagstone 2007 Junior Subordinated Deferrable Debentures”). $88.8 million of the Flagstone 2007 Junior Subordinated Deferrable Debentures mature on July 30, 2037, are redeemable at the Company's option at par beginning July 30, 2012, and require quarterly interest payments by the Company to the holders of the Flagstone 2007 Junior Subordinated Deferrable Debentures. Interest is payable at a floating rate of three-month LIBOR plus 300 basis points, reset quarterly. $25.0 million of the Flagstone 2007 Junior Subordinated Deferrable Debentures mature on September 15, 2037, are redeemable at the Company's option at par beginning September 15, 2012, and require quarterly interest payments by the Company to the holders of the Flagstone 2007 Junior Subordinated Deferrable Debentures. Interest is payable at a floating rate of three-month LIBOR plus 310 basis points, reset quarterly.

(d) On June 13, 2016, the Company issued 6,000 shares of its 5.875% Non-Cumulative Preferred Shares, Series A (the "Series A Preferred Shares") (equivalent to 6,000,000 Depositary Shares, each of which represents a 1/1,000th interest in a Series A Preferred Share), $0.175 par value and $25,000 liquidation preference per share (equivalent to $25 per Depositary Share) at a price to the public of $25,000 per share (equivalent to $25 per Depositary Share). After underwriting discounts and expenses, the Company received net proceeds of $144.9 million. The Depositary Shares, representing the Series A Preferred Shares, are traded on the New York Stock Exchange (“NYSE”) under the symbol “VRPRA.” The Series A Preferred Shares have no stated maturity date and are redeemable, in whole or in part, at the Company’s option on and after June 15, 2021, at a redemption price of $25,000 per Series A Preferred Share (equivalent to $25 per Depositary Share), plus declared and unpaid dividends. Under certain circumstances, the Company may also redeem the Series A Preferred Shares in whole or in part before the redemption date. Dividends on the Series A Preferred Shares are non-cumulative and will accrue and be payable quarterly in arrears at an annual rate of 5.875% when declared by the Company’s Board of Directors.

(e) Total capitalization equals total shareholders' equity plus redeemable noncontrolling interest, Senior Notes and Junior Subordinated Deferrable Debentures.

(f) Total capitalization available to Validus equals total shareholders' equity less noncontrolling interests plus Senior Notes and Junior Subordinated Deferrable Debentures.

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Validus Holdings, Ltd.
Estimated Exposures to Peak Zone Property Catastrophe Losses - As of January 1, 2017
(Expressed in thousands of U.S. Dollars, except share and per share information)

Probable Maximum Losses by Zone and Peril

		Consolidated (Validus Re, Talbot and Western World) Estimated Net Loss
Zones	Perils	20 year return period	50 year return period	100 year return period	250 year return period	Validus Re Net Maximum Zonal Aggregate
United States	Hurricane	$270,984	$458,487	$713,318	$1,011,620	$1,912,290
California	Earthquake	72,099	224,160	286,832	393,169	1,675,329
Europe	Windstorm	85,226	195,632	246,674	431,449	1,262,636
Japan	Earthquake	56,515	117,040	202,194	256,951	748,965
Japan	Typhoon	60,229	123,010	210,015	256,207	704,006

Net loss estimates and zonal aggregates are before income tax, net of reinstatement premiums, and net of reinsurance and retrocessional recoveries. The estimates set forth above are based on an Occurrence basis on assumptions that are inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses to differ materially from those expressed above. In particular, modeled loss estimates do not necessarily accurately predict actual losses, and may significantly mis-estimate actual losses. Such estimates, therefore, should not be considered as a representation of actual losses.

The Company has developed the estimates of losses expected from certain catastrophes for its portfolio of property, marine, workers’ compensation, and personal accident contracts using commercially available catastrophe models such as RMS, AIR and EQECAT, which are applied and adjusted by the Company. These estimates include assumptions regarding the location, size and magnitude of an event, the frequency of events, the construction type and damageability of property in a zone, policy terms and conditions and the cost of rebuilding property in a zone, among other assumptions. These assumptions will evolve following any actual event. Accordingly, if the estimates and assumptions that are entered into the risk model are incorrect, or if the risk model proves to be an inaccurate forecasting tool, the losses the Company might incur from an actual catastrophe could be materially higher than its expectation of losses generated from modeled catastrophe scenarios. In addition, many risks such as second-event covers, aggregate excess of loss, or attritional loss components cannot be fully evaluated using the vendor models. Further, the Company cannot assure that such third party models are free of defects in the modeling logic or in the software code.

Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events, including, but not limited to, the composition of the Company's business. The events presented reflect a specific set of prescribed calculations and do not necessarily reflect all events that may impact the Company.

Notes:
(a) Validus Re net maximum zonal aggregate includes Validus share of AlphaCat limits, excludes Western World and the limits supported by the Funds at Lloyds ("FAL") provided by Validus Re.

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Validus Holdings, Ltd.
Estimated Exposures to Specified Loss Scenarios - As of July 1, 2016
(Expressed in millions of U.S. Dollars, except share and per share information)

Consolidated (Validus Re, Talbot and Western World) Realistic Disaster Scenarios (RDS)

Type	Catastrophe Scenarios		Estimated Consolidated (Validus Re, Talbot and Western World) Net Loss	% of latest 12 Months Consolidated Net Premiums Earned
Marine	Loss of major complex	Total loss to all platforms and bridge links of a major oil complex	$197.5	8.8%
Marine	Major cruise vessel incident	US-owned cruise vessel sunk or severely damaged	131.7	5.9%
Marine	Marine collision	Fully laden tanker collides with a cruise vessel in US waters	91.1	4.1%
Political Risks	South East Asia	Chinese economy has a "hard landing" with sharp fall in growth rates; regional contagion	118.9	5.3%
Political Risks	Russia	The Russian corporate sector struggles to deal with the effects of crashing commodity and stock prices	56.5	2.5%
Political Risks	Turkey	Severe economic crisis in Turkey due to political upheaval	54.7	2.4%
Political Risks	Nigeria	Severe economic, political and social crisis in Nigeria leads to widespread civil unrest	42.3	1.9%
Political Risks	Middle East	US and Iran escalate into military confrontation; regional contagion	27.6	1.2%
Aviation	Aviation collision	Collision of two aircraft over a major city	94.1	4.2%
Satellite	Solar flare	Large single or sequence of proton flares results in loss to all satellites in synchronous orbit	45.2	2.0%
Satellite	Generic defect	Undetected defect in a number of operational satellites causing major loss	23.7	1.1%
Terrorism	Rockefeller Center	Midtown Manhattan suffers a 2-tonne conventional bomb blast	68.4	3.0%
Terrorism	Exchange Place	Lower Manhattan suffers a 2-tonne conventional bomb blast	40.8	1.8%
Liability	Professional lines	Failure or collapse of a major corporation	37.2	1.7%
Liability	Professional lines	UK pensions mis-selling	16.3	0.7%
Cyber	Major data security breach	Simultaneous cyber-attacks on organizations within one industrial sector; loss of customer data	26.8	1.2%

The Company has presented the Company Realistic Disaster Scenarios for non-natural catastrophe events. Twice yearly, Lloyd's syndicates' including the Company's Talbot Syndicate 1183 are required to provide details of their potential exposures to specific disaster scenarios. Lloyd’s makes its updated Realistic Disaster Scenarios (RDS) guidance available to the market annually. The RDS scenario specification document for 2016 can be accessed at the RDS part of the Lloyd's public website: http://www.lloyds.com/the-market/tools-and-resources/research/exposure-management/realistic-disaster-scenarios.

The Consolidated Net Premiums Earned used in the calculation represent the latest 12 months of net premiums earned up to December 31, 2016.

Modeling catastrophe threat scenarios is a complex exercise involving numerous variables and is inherently subject to significant uncertainties and contingencies. These uncertainties and contingencies can affect actual losses and could cause actual losses incurred by the Company to differ materially from those expressed above. Should an event occur, the modeled outcomes may prove inadequate, possibly materially so. This may occur for a number of reasons including, legal requirements, model deficiency, non-modeled risks or data inaccuracies.

A modeled outcome of net loss from a single event also relies in significant part on the reinsurance and retrocession arrangements in place, or expected to be in place at the time of the analysis, and may change during the year. Modeled outcomes assume that the reinsurance and retrocession in place responds as expected with minimal reinsurance failure or dispute. Reinsurance is purchased to match the original exposure as far as possible, but it is possible for there to be a mismatch or gap in cover which could result in higher than modeled losses to the Company. In addition, many parts of the reinsurance program are purchased with limited reinstatements and, therefore, the number of claims or events which may be recovered from second or subsequent events is limited. It should also be noted that renewal dates of the reinsurance program do not necessarily coincide with those of the inwards business written. Where original business is not protected by risks attaching reinsurance or retrocession programs, the programs could expire resulting in an increase in the possible net loss retained by the Company.

Investors should not rely on the information set forth in this presentation when considering investment in the Company. The information contained in this presentation has not been audited nor has it been subject to independent verification. The estimates set forth above speak only as of the date of this presentation and the Company undertakes no obligation to update or revise such information to reflect the occurrence of future events. The events presented reflect a specific set of prescribed calculations and do not necessarily reflect all events that may impact the Company.

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